                                                                      EXHIBIT 99



TERM SHEETS

CMBS NEW ISSUE TERM SHEET

$693,084,792 (APPROXIMATE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
(FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
OFFERED CLASSES A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F
AND X CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

MIDLAND LOAN SERVICES, INC.
MASTER SERVICER

GMAC COMMERCIAL MORTGAGE CORPORATION
SPECIAL SERVICER

AUGUST 2000


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                          [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASSES A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F X CERTIFICATES $693,084,792 (APPROXIMATE)

STRUCTURE OVERVIEW

OFFERED CERTIFICATES
          RATINGS                      APPROX.   APPROX.                                     ASSUMED
       ------------        APPROX.      % OF     CREDIT    AVERAGE      PRINCIPAL             FINAL
CLASS  MOODY'S  S&P         SIZE        TOTAL    SUPPORT LIFE (YRS)(1) WINDOW (MOS)(1)  DISTRIBUTION DATE(1)       COUPON
----------------------------------------------------------------------------------------------------------------------------
A-1A    Aaa     AAA     $153,230,577    19.87%    26.58%     5.50          1 - 98       November 15, 2008           Fixed
A-2A    Aaa     AAA      299,000,640    38.77%    26.58%     8.79        98 - 109        October 15, 2009           Fixed(2)
A-1B    Aaa     AAA       55,591,451     7.21%    26.58%     2.00         1 -  46           July 15, 2004           Fixed
A-2B    Aaa     AAA       38,390,866     4.98%    26.58%     5.50        46 -  85        October 15, 2007           Fixed(2)
A-3B    Aaa     AAA       19,967,220     2.59%    26.58%     7.66        85 - 109        October 15, 2009           Fixed(2)
X       Aaa     AAA      771,179,585       --        --      7.56(5)      1 - 159(5)    December 15, 2013        VAR (IO)(3)
B       Aa2      AA       40,999,766     5.32%    21.27%     9.05       109 - 109        October 15, 2009           Fixed(2)
C        A2      A        35,142,657     4.56%    16.71%     9.07       109 - 110       November 15, 2009           Fixed(2)
D        A3      A-       11,714,219     1.52%    15.19%     9.13       110 - 110       November 15, 2009             WAC(4)
E       Baa2    BBB       27,333,177     3.54%    11.65%     9.13       110 - 110       November 15, 2009             WAC
F       Baa3    BBB-      11,714,219     1.52%    10.13%     9.13       110 - 110       November 15, 2009             WAC
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
NON-OFFERED CERTIFICATES
          RATINGS                                APPROX.   APPROX.                           ASSUMED
      --------------       APPROX.       % OF    CREDIT    AVERAGE      PRINCIPAL             FINAL
CLASS MOODY'S    S&P        SIZE         TOTAL   SUPPORT  LIFE(YRS)(1) WINDOW (MOS)(1) DISTRIBUTION DATE(1)        COUPON
----------------------------------------------------------------------------------------------------------------------------
G       Ba1      BB+    $ 11,714,219     1.52%     8.61%     9.13       110 - 110       November 15, 2009           Fixed
H       Ba2      BB       19,523,698     2.53%     6.08%     9.13       110 - 110       November 15, 2009           Fixed
K       Ba3      BB-       3,904,740     0.51%     5.57%     9.13       110 - 110       November 15, 2009           Fixed
L        B2      NR       15,618,958     2.03%     3.54%    10.14       110 - 137       February 15, 2012           Fixed
M        B3      NR        7,809,479     1.01%     2.53%    11.38       137 - 137       February 15, 2012           Fixed
----------------------------------------------------------------------------------------------------------------------------
N        NR      NR       19,523,699     2.53%     0.00%    13.50       137 - 211          April 15, 2018           Fixed
----------------------------------------------------------------------------------------------------------------------------

(1) As of the Commencement Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments on the Mortgage Loans, except that 6% CPR was assumed in the case of Group B after the expiration of the applicable Lock-Out Period, if any.

(2)  Capped at the Weighted Average Net Mortgage Rate.

(3) The Class X Certificates will accrue interest on a Notional Amount equal to 100% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.

(4)  Weighted Average Net Mortgage Rate minus 0.08% per annum.

(5) As of the Commencement Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments on Group A through Lock-Out and Yield Maintenance, and 100% CPR thereafter. In the case of Group B, 6% CPR was assumed after the expiration of the applicable Lock-Out Period, if any, through Yield Maintenance, and 100% CPR thereafter. Class X was subject to a 1% clean-up call.


     This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                          [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASSES A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F X CERTIFICATES $693,084,792 (APPROXIMATE)

STRUCTURE SCHEMATIC

                                    GROUP A              GROUP B
                                     LOANS                LOANS
                                ----------------      -------------
                                                        A-1B (AAA)
                                  A-1A (AAA)          -------------
                                ----------------      A-2B (AAA)(1)
                                  A-2A (AAA)(1)       -------------
                                                      A-3B (AAA)(1)
                                -----------------------------------
           X                                 B (AA) (1)
                                -----------------------------------
          (AAA)                              C (A) (1)
                                -----------------------------------
                                             D (A-) (2)
                                -----------------------------------
                                             E (BBB)(3)
                                -----------------------------------
          NOTIONAL(4)                        F (BBB-)(3)
                                -----------------------------------
                                             G (BB+)
                                -----------------------------------
                                             H (BB)
                                -----------------------------------
                                             K (BB-)
                                -----------------------------------
                                             L (B)
                                -----------------------------------
                                             M (B-)
                                -----------------------------------
                                             N (UR)
                                -----------------------------------

                            [ ] OFFERED CERTIFICATES
                          [ ] NON-OFFERED CERTIFICATES

1) The Pass-Through Rate for any Class A-2A, Class A-2B, Class A-3B, Class B and Class C Certificate on any Distribution Date will not exceed the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans. See "Description of the Certificates - Pass-Through Rates" in the Prospectus Supplement.

2) The Pass Through Rate for Class D is equal to the Weighted Average Net Mortgage Rate (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) minus 0.08% per annum.

3) The Pass-Through Rates for the Class E and Class F Certificates are equal to the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans.

4) The Pass-Through Rate for the Class X Certificate for any Distribution Date is variable and will, in general, equal the excess, if any, of (a) the weighted average of the interest rates (net of the fee rates payable to the Master Servicer, the Special Servicer and the Trustee) borne by the mortgage loans, over (b) the weighted average of the Pass-Through Rates for the Class A-1A, Class A-2A, Class A-1B, Class A-2B, Class A-3B, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class K, Class L, Class M and Class N Certificates for such Distribution Date. See "Description of the Certificate - Pass-Through Rates" in the Prospectus Supplement.


     This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                          [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASSES A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F X CERTIFICATES $693,084,792 (APPROXIMATE)

TRANSACTION TERMS

         NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED AUGUST 2000.

 ISSUE TYPE                          Sequential pay REMIC. Class A-1A, A-2A, A-1B, A-2B, A-3B, X, B, C, D, E and F
                                     Certificates (the "Offered Certificates") are offered publicly. All other Certificates privately placed to qualified institutional buyers or to accredited investors.

 CUT-OFF DATE                        All Mortgage loan characteristics are based on balances as of the Cut-Off Date,
                                     August 1, 2000.

 COMMENCEMENT DATE                   All Certificate characteristics are as of the Commencement Date, September 1, 2000
                                     (assuming receipt of all scheduled payments on the Mortgage Loans through the
                                     Commencement Date and that there are no prepayments other than those actually received prior to the Commencement Date).

 MORTGAGE POOL                       The Mortgage Pool consists of 111 Conduit Mortgage Loans and 48 Portfolio
                                     Mortgage Loans (together, the "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $771,922,444 (the "Initial Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 178 properties (the
                                     "Mortgaged Properties") located throughout 29 states.

 DEPOSITOR                           Banc of America Commercial Mortgage Inc., a Delaware corporation (formerly known as NationsLink Funding Corporation).

 MORTGAGE LOAN SELLER                Bank of America, N.A., the entity resulting from the recent merger of Bank of
                                     America, N.A. (formerly known as NationsBank, N.A.) and Bank of America NT&SA.
                                     The Mortgage Pool will include two groups of Mortgage Loans; a group originated prior to the merger by Bank of America NT&SA (the "Portfolio Mortgage Loans") and
                                     a group originated by the former NationsBank, N.A., Bank of America, N.A. or its conduit participants (the "Conduit Mortgage Loans").

 LOAN GROUPS                         The Mortgage Pool has been divided into Group A and Group B. Group A will contain both Conduit and Portfolio Mortgage Loans while Group B will contain only
                                     Portfolio Mortgage Loans. Please see the following tables for characteristics of the individual loan groups.

 UNDERWRITER                         Banc of America Securities LLC.

 TRUSTEE                             Wells Fargo Bank Minnesota, N.A.

 MASTER SERVICER                     Midland Loan Services, Inc.

 SPECIAL SERVICER                    GMAC Commercial Mortgage Corporation.

 RATING AGENCIES                     Moody's and Standard & Poor's.

 DENOMINATIONS                       $10,000 minimum for Class A Certificates;
                                     $1,000,000 (notional) minimum for Class X Certificates; and
                                     $100,000 minimum for all other Offered Certificates.

 SETTLEMENT DATE                     On or about September [ ], 2000.

 SETTLEMENT TERMS                    Book-entry through DTC for all Offered Certificates.

 DISTRIBUTION DATE                   Generally, the 15th day of each month, commencing with respect to the Offered
                                     Certificates in October 2000.

 INTEREST DISTRIBUTIONS              Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1A, A-2A, A-1B, A-2B, A-3B and X ranking pari passu in entitlement to interest.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                          [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASSES A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F X CERTIFICATES $693,084,792 (APPROXIMATE)

TRANSACTION TERMS

PRINCIPAL DISTRIBUTIONS       Principal available, to the extent from Group A, will be allocated sequentially on each
                              Distribution Date to A-1A, A-2A, A-1B, A-2B and A-3B.  Principal available, to the extent from Group B, will be allocated sequentially on each Distribution Date to A-1B,
                              A-2B, A-3B, A-1A and A-2A.  Remaining principal available for distribution will be allocated sequentially on each Distribution Date to B, C, D, E, F, G, H, K, L, M and N.
                              If the Certificate Balances of the Class B through N Certificates are reduced to zero, payments of principal to the Class A-1A, A-2A, A-1B, A-2B and A-3B Certificates will be made pro rata, regardless of loan Group.

LOSSES                        To be applied first to each Class of Sequential Pay Certificates (other than the Class
                              A Certificates) in reverse alphabetical order of designation, until reduced to zero;
                              then pro rata to Class A-1A, A-2A, A-1B, A-2B and A-3B, until reduced to zero.

PREPAYMENT PREMIUMS           The manner in which any prepayment premiums received during a particular
                              Collection Period will be allocated to one or more of the classes of Offered
                              Certificates is described in the "Description of the Certificates - Distributions -
                              Distributions of Prepayment Premiums" in the preliminary prospectus supplement.
                              See "Prepayment Premium Allocation" and the example provided herein.

ADVANCES                      Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS          If a Mortgage Loan becomes more than 60 days delinquent or Mortgage Loan becomes REO or the Special Servicer materially modifies a Mortgage Loan, the
                              Special Servicer will obtain an appraisal on the property.  Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount.  The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the property.

OPTIONAL CALL                 1.0% clean-up call, at the option of the Master Servicer or the majority holder of the
                              Controlling Class.

CONTROLLING CLASS             The most subordinate Class of Sequential Pay Certificates with outstanding
                              Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the lowest principal payment priority with at least 2% of the initial Class principal balance outstanding), subject to rating agency constraints.

ERISA                         The Class A and Class X Certificates will be ERISA eligible.

SMMEA                         The Class A, X and B Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC REPORTING          Information will be provided for modeling on Bloomberg, Trepp, Conquest and Intex.
                              Loan-level detail will be available through the Trustee's website.

CONTACT                       Banc of America Securities LLC
                              Mortgage Syndicate
                              Chris Hentemann (u) Bill Hale (u) Geordie Walker
                              (704) 388-1597 (u) (704) 388-9677 (Fax)


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                          [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

==============================================================
GENERAL CHARACTERISTICS
--------------------------------------------------------------
Initial Pool Balance                             $771,922,444
Number of Mortgage Loans                                  159
Number of Mortgaged Properties                            178
Average Cut-off Date Balance                     $  4,854,858
Weighted Average Mortgage Rate                          7.892%
Weighted Average Remaining Term to Maturity        102 months
Weighted Average Underwriting DSCR                       1.43x
Weighted Average Cut-off Date LTV Ratio                  66.2%
Weighted Average Remaining Lock-out Period          83 months
--------------------------------------------------------------


                                      [MAP]

           Other States: 21.4% of Initial Pool Balance (Alaska: 1.0%)


 ===============================================================
 LOAN BALANCE PER SF / UNIT / ROOM / BED / PAD
 Retail Balance Per Square Foot                            60.92
 Multifamily Balance Per Unit                          28,715.00
 Office Balance Per Square Foot                            89.12
 Hotel Balance Per Room                                51,810.05
 Health Care Balance Per Bed                           68,360.15
 Industrial Balance Per Square Foot                        42.49
 Mobile Home Balance Per Pad                           13,162.42
 Special Purpose Balance Per Square Foot                   70.09
 Mini Storage Balance Per Square Foot                      25.76

                                    [CHART]


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

==================================================================================================================================
PROPERTY LOCATION - ALL LOANS
                                                                                                WEIGHTED        WEIGHTED  WEIGHTED
                                      NUMBER OF         % OF      AGGREGATE          % OF        AVERAGE         AVERAGE   AVERAGE
                                      MORTGAGED    MORTGAGED   CUT-OFF DATE  INITIAL POOL   UNDERWRITING    CUT-OFF DATE  MORTGAGE
STATE/COUNTY                         PROPERTIES   PROPERTIES        BALANCE       BALANCE        DSCR (1)  LTV RATIO (2)      RATE
----------------------------------------------------------------------------------------------------------------------------------
CA                              46                     25.8%   $184,857,856         23.9%           1.45x         62.1%     7.843%
----------------------------------------------------------------------------------------------------------------------------------
     Los Angeles County                      13         7.3      46,925,182          6.1            1.49          61.3      7.633
     San Bernardino County                    1         0.6      21,895,906          2.8            1.30          74.9      8.430
     San Diego County                         6         3.4      19,279,060          2.5            1.24          74.1      8.068
     San Mateo County                         2         1.1      19,249,419          2.5            2.02          50.4      7.420
     Merced County                            2         1.1       9,865,066          1.3            1.26          66.4      7.028
     Marin County                             2         1.1       9,426,242          1.2            1.21          75.2      7.467
     Orange County                            4         2.2       9,417,281          1.2            1.56          47.6      8.072
     Contra Costa County                      2         1.1       7,837,121          1.0            1.58          48.1      7.829
     Alameda County                           3         1.7       7,043,570          0.9            1.43          55.5      8.599
     Sonoma County                            2         1.1       6,625,699          0.9            1.51          63.4      7.620
     Other Counties                           9         5.1      27,293,310          3.5            1.34          57.1      8.079
TX                              23                     12.9      90,120,768         11.7            1.50          63.0      8.166
WA                              16                      9.0      60,340,829          7.8            1.77          55.6      7.606
NV                               7                      3.9      55,067,535          7.1            1.33          72.3      7.753
AZ                              11                      6.2      48,345,756          6.3            1.32          74.4      7.979
FL                               4                      2.2      41,702,241          5.4            1.33          71.5      7.943
SC                               7                      3.9      34,677,882          4.5            1.25          71.1      7.928
NC                               6                      3.4      32,020,565          4.1            1.34          74.4      7.586
NJ                               3                      1.7      30,278,306          3.9            1.43          60.1      8.129
----------------------------------------------------------------------------------------------------------------------------------
OR                               8                      4.5      29,600,408          3.8            1.50          65.6      8.207
Others                          47                     26.4     164,910,298         21.4            1.38          69.3      7.860
----------------------------------------------------------------------------------------------------------------------------------
                               178                    100.0%   $771,922,444        100.0%           1.43x         66.2%     7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value. (u) (The Mortgaged Properties are located throughout 29 states.)

*     THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 29 STATES.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

==================================================================================================================================
PROPERTY TYPE - ALL LOANS
                                                                       WEIGHTED                    WEIGHTED                WEIGHTED
                NUMBER OF        % OF     AGGREGATE          % OF       AVERAGE       MIN/MAX       AVERAGE       MIN/MAX   AVERAGE
                MORTGAGED   MORTGAGED  CUT-OFF DATE  INITIAL POOL  UNDERWRITING  UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE  PROPERTIES  PROPERTIES       BALANCE       BALANCE      DSCR (1)      DSCR (1)  LTV RATIO (2) LTV RATIO (2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
Retail                 57       32.0%  $265,632,751         34.4%         1.36x  1.10 / 2.13x         66.0%   32.1 / 79.5%   8.013%
Multifamily            59       33.1   $205,168,694         26.6          1.28   1.11 / 1.65          73.0    49.7 / 86.3    7.723
Office                 20       11.2    $96,778,240         12.5          1.31   1.11 / 1.60          66.9    27.0 / 78.7    7.928
Hotel                  14        7.9    $89,735,004         11.6          2.15   1.30 / 2.49          49.9    35.9 / 69.4    7.615
Health Care             6        3.4    $45,049,342          5.8          1.46   1.33 / 1.65          71.9    62.3 / 74.4    8.053
Industrial              9        5.1    $30,028,451          3.9          1.21   1.10 / 2.11          69.6    42.5 / 79.1    8.371
Mobile Home             5        2.8    $15,492,168          2.0          1.65   1.20 / 2.69          51.9    28.0 / 68.7    7.882
Special Purpose         2        1.1    $13,545,370          1.8          1.38   1.38 / 1.38          64.6    62.7 / 67.1    7.696
Mini Storage            6        3.4    $10,492,425          1.4          1.34   1.30 / 1.62          60.7    46.3 / 67.7    8.358
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV           178      100.0%   $771,922,444       100.0%         1.43X  1.10 / 2.69X         66.2%   27.0 / 86.3%   7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.


=========================================================================================================================
CUT-OFF DATE BALANCE - ALL LOANS
                                                                                      WEIGHTED       WEIGHTED    WEIGHTED
                             NUMBER OF       % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
CUT-OFF DATE BALANCE             LOANS      LOANS        BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------------
$456,316 - $999,999                  8       5.0%     $6,613,501           0.9%          1.28x          68.3%      8.146%
$1,000,000 - $1,999,999             33      20.8      51,357,116           6.7           1.42           61.7       8.096
$2,000,000 - $2,999,999             45      28.3     111,340,142          14.4           1.38           64.7       7.909
$3,000,000 - $3,999,999             20      12.6      69,653,188           9.0           1.33           63.1       8.121
$4,000,000 - $4,999,999             10       6.3      44,548,854           5.8           1.40           66.4       7.821
$5,000,000 - $7,499,999             17      10.7     100,753,434          13.1           1.30           68.6       7.623
$7,500,000 - $9,999,999              8       5.0      66,666,978           8.6           1.38           66.6       7.900
$10,000,000 - $14,999,999            9       5.7     103,232,868          13.4           1.36           71.8       8.170
$15,000,000 - $19,999,999            5       3.1      88,034,231          11.4           1.27           73.5       7.677
$20,000,000 - $29,999,999            3       1.9      71,722,131           9.3           1.32           71.2       8.340
$30,000,000 - $58,000,000            1       0.6      58,000,000           7.5           2.49           44.2       7.160
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        159     100.0%   $771,922,444         100.0%          1.43X          66.2%      7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

-     THE AVERAGE CUT-OFF DATE BALANCE IS $4,854,858.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

=========================================================================================================================
MORTGAGE RATE - ALL LOANS
                                                                                      WEIGHTED       WEIGHTED    WEIGHTED
                             NUMBER OF       % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                    LOANS      LOANS        BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------------
6.770% - 6.999%                      5       3.1%   $ 28,524,513           3.7%         1.30x           69.8%      6.856%
7.000% - 7.249%                     16      10.1     139,577,718          18.1          1.80            62.0       7.141
-------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                     14       8.8      43,220,843           5.6          1.32            69.9       7.331
7.500% - 7.749%                     17      10.7      65,351,309           8.5          1.37            67.4       7.626
7.750% - 7.999%                     31      19.5     154,313,241          20.0          1.39            66.2       7.886
8.000% - 8.499%                     49      30.8     226,753,679          29.4          1.29            67.5       8.192
8.500% - 8.999%                     18      11.3      93,234,055          12.1          1.43            67.1       8.722
9.000% - 9.499%                      6       3.8      14,065,633           1.8          1.41            57.8       9.240
9.500% - 9.750%                      3       1.9       6,881,454           0.9          1.24            62.0       9.650
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        159     100.0%   $771,922,444         100.0%         1.43X           66.2%      7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.892%.


=========================================================================================================================
UNDERWRITING DEBT SERVICE COVERAGE RATIO - ALL LOANS
                                                                                      WEIGHTED       WEIGHTED    WEIGHTED
                             NUMBER OF       % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO      LOANS      LOANS        BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                       14       8.8%   $ 52,081,133           6.7%         1.13x           69.7%      8.055%
1.20x - 1.24x                       18      11.3      86,476,834          11.2          1.21            76.0       8.061
1.25x - 1.29x                       41      25.8     200,625,234          26.0          1.26            70.7       7.804
1.30x - 1.34x                       27      17.0     129,943,821          16.8          1.31            70.8       7.763
1.35x - 1.39x                       17      10.7      59,638,496           7.7          1.37            65.8       7.745
1.40x - 1.49x                       15       9.4      94,242,357          12.2          1.43            64.2       8.374
1.50x - 1.59x                        7       4.4      18,719,801           2.4          1.56            56.5       8.271
1.60x - 1.69x                        9       5.7      34,124,256           4.4          1.64            60.1       8.137
1.70x - 1.79x                        1       0.6       6,059,309           0.8          1.70            56.9       7.550
1.80x - 1.89x                        2       1.3      15,491,967           2.0          1.84            50.0       8.103
1.90x - 1.99x                        3       1.9       7,196,804           0.9          1.93            49.5       7.730
2.00x - 2.69x                        5       3.1      67,322,433           8.7          2.45            43.9       7.281
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        159     100.0%   $771,922,444         100.0%         1.43X           66.2%      7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.43X.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

=========================================================================================================================
ASSUMED DEBT SERVICE COVERAGE RATIO - ALL LOANS
                                                                                     WEIGHTED       WEIGHTED    WEIGHTED
                             NUMBER OF       % OF      AGGREGATE           % OF       AVERAGE        AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE   CUT-OFF DATE   INITIAL POOL       ASSUMED   CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO      LOANS      LOANS        BALANCE        BALANCE      DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------------
1.15x - 1.19x                       2        1.3%    $11,476,093           1.5%        1.17x           78.7%      7.307%
1.20x - 1.24x                      15        9.4      92,346,315          12.0         1.22            75.9       7.384
1.25x - 1.29x                      17       10.7      88,511,327          11.5         1.26            76.7       7.671
1.30x - 1.34x                      21       13.2     114,432,660          14.8         1.32            72.1       7.817
1.35x - 1.39x                      23       14.5      90,713,882          11.8         1.37            68.9       8.014
1.40x - 1.49x                      23       14.5      90,240,185          11.7         1.44            67.0       8.096
1.50x - 1.59x                       7        4.4      19,779,274           2.6         1.53            60.6       7.857
1.60x - 1.69x                      14        8.8      84,507,113          10.9         1.64            63.9       8.428
1.70x - 1.79x                       5        3.1      18,668,468           2.4         1.76            67.3       8.454
-------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                       7        4.4      19,450,997           2.5         1.83            51.9       8.272
1.90x - 1.99x                       6        3.8      31,920,890           4.1         1.93            58.5       8.191
2.00x - 2.99x                      17       10.7     106,227,916          13.8         2.46            47.0       7.708
3.00x - 5.13x                       2        1.3       3,647,325           0.5         4.73            33.1       7.760
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                       159      100.0%   $771,922,444         100.0%        1.58X           66.2%      7.892%

(1) Assumed DSCR is the ratio of the Underwriting Cash Flow to a Debt Service payment based on an 8.5% constant.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*     THE WEIGHTED AVERAGE ASSUMED DEBT SERVICE COVERAGE RATIO IS 1.58X.


=========================================================================================================================
CUT-OFF DATE LOAN-TO-VALUE RATIO - ALL LOANS
                                                                                      WEIGHTED       WEIGHTED    WEIGHTED
                             NUMBER OF       % OF      AGGREGATE           % OF        AVERAGE        AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE   CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATION          LOANS      LOANS        BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)       RATE
-------------------------------------------------------------------------------------------------------------------------
27.0% - 29.9%                        2       1.3%   $  3,895,890           0.5%         1.91x           27.4%      7.505%
30.0% - 49.9%                       17      10.7     103,514,433          13.4          2.09            44.8       7.560
50.0% - 59.9%                       29      18.2     111,954,815          14.5          1.49            54.9       8.111
60.0% - 64.9%                       14       8.8      60,998,451           7.9          1.33            62.6       8.095
65.0 % - 69.9%                      24      15.1      98,999,136          12.8          1.35            68.2       8.249
70.0% - 74.9%                       44      27.7     197,931,083          25.6          1.30            72.5       7.931
75.0% - 79.9%                       26      16.4     178,607,337          23.1          1.24            78.1       7.659
80.0% - 86.3%                        3       1.9      16,021,300           2.1          1.22            82.9       7.731
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        159     100.0%   $771,922,444         100.0%         1.43X           66.2%      7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*     THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 66.2%.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

   MORTGAGE POOL CHARACTERISTICS
   AS OF THE CUT-OFF DATE

MATURITY DATE LOAN-TO-VALUE RATIO - ALL LOANS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO          LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
0.0% - 24.9%                     10          6.3%       $ 25,886,504           3.4%          1.59x           7.4%         8.149%
25.0% - 49.9%                    35         22.0         179,788,815          23.3           1.81           41.2          7.716
50.0% - 59.9%                    38         23.9         174,264,882          22.6           1.36           56.8          8.141
60.0% - 64.9%                    31         19.5         132,122,710          17.1           1.31           62.8          7.907
65.0 % - 69.9%                   32         20.1         172,406,354          22.3           1.27           67.8          7.924
70.0% - 74.9%                    12          7.5          84,821,459          11.0           1.25           71.0          7.601
75.0% - 76.7%                     1          0.6           2,631,720           0.3           1.22           76.7          7.310
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159        100.0%       $771,922,444         100.0%          1.43X          56.6%         7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 56.6%.


--------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
ORIGINAL TERM TO MATURITY        LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
60 - 83 months                  6          3.8%        $ 17,768,189            2.3%         1.53x          58.5%         8.214%
84 - 99 months                  3          1.9           15,758,385            2.0          1.37           59.3          7.638
100 - 119 months                4          2.5           20,366,498            2.6          1.33           66.7          7.775
120 months                    125         78.6          635,258,869           82.3          1.43           67.4          7.883
121 - 179 months                7          4.4           35,393,219            4.6          1.55           63.0          8.020
180 months                     11          6.9           35,280,915            4.6          1.41           59.1          8.019
181-223 months                  3          1.9           12,096,368            1.6          1.51           52.8          7.637
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                   159        100.0%        $771,922,444          100.0%         1.43X          66.2%         7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 123 MONTHS.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      [BANK OF AMERICA LOG0]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

  MORTGAGE POOL CHARACTERISTICS
  AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM       LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
120 - 179 months                  1        0.6%        $  2,213,015            0.3%          1.32x         27.0%         7.280%
180 months                        9        5.7%          22,448,225            2.9%          1.45          48.3          8.667%
181 - 239 months                  3        1.9%           8,166,628            1.1%          1.35          47.2          8.088%
240 months                       12        7.5%          32,280,927            4.2%          1.41          56.7          8.049%
241 - 299 months                  3        1.9%          66,068,925            8.6%          2.37          46.4          7.309%
300 months                       51       32.1%         222,868,397           28.9%          1.39          66.8          8.122%
301 - 359 months                  2        1.3%           7,943,536            1.0%          1.26          64.7          7.320%
360 months                       78       49.1%         409,932,793           53.1%          1.31          71.4          7.816%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159      100.0%        $771,922,444          100.0%          1.43X         66.2%         7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 322 MONTHS.


--------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO MATURITY - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
REMAINING TERM TO MATURITY       LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
2 - 19 months                     7        4.4%        $ 19,981,204            2.6%          1.51x         55.0%        8.111%
20 - 39 months                    3        1.9            9,405,411            1.2           1.36          50.3         7.988
40 - 59 months                    6        3.8           20,780,282            2.7           1.36          59.5         8.559
--------------------------------------------------------------------------------------------------------------------------------
60 - 79 months                   13        8.2           40,446,055            5.2           1.25          63.9         7.872
80 - 99 months                   28       17.6          105,036,011           13.6           1.31          69.1         7.584
100 - 109 months                 64       40.3          290,293,079           37.6           1.31          70.0         7.832
110 - 119 months                 25       15.7          229,649,188           29.8           1.65          64.8         8.049
120 - 139 months                  4        2.5           27,024,477            3.5           1.65          53.6         8.060
140 - 159 months                  5        3.1           14,874,282            1.9           1.53          55.4         7.756
160 - 212 months                  4        2.5           14,432,455            1.9           1.40          66.9         7.383
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159      100.0%        $771,922,444          100.0%         1.43X         66.2%         7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 102 MONTHS.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

  MORTGAGE POOL CHARACTERISTICS
  AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
REMAINING STATED              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
AMORTIZATION TERM                LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
41 - 149 months                   8        5.0%        $ 23,370,039            3.0%       1.37x            45.9%         8.544%
150 - 174 months                  8        5.0           16,854,411            2.2        1.43             49.7          8.151
175 - 199 months                  5        3.1           11,618,852            1.5        1.29             60.4          8.384
200 - 224 months                  3        1.9           14,343,785            1.9        1.63             52.8          7.607
225 - 249 months                 11        6.9           28,873,357            3.7        1.46             62.0          8.197
250 - 274 months                 13        8.2          109,227,458           14.2        1.95             53.7          7.607
275 - 299 months                 31       19.5          149,758,213           19.4        1.39             68.7          8.136
300 - 324 months                  5        3.1           22,615,633            2.9        1.19             73.7          8.208
--------------------------------------------------------------------------------------------------------------------------------
325 - 349 months                 58       36.5          266,307,042           34.5        1.30             70.8          7.661
350 - 351 months                 17       10.7          128,953,653           16.7        1.36             71.8          8.037
--------------------------------------------------------------------------------------------------------------------------------
                                159      100.0%        $771,922,444          100.0%       1.43X            66.2%         7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 302 MONTHS


--------------------------------------------------------------------------------------------------------------------------------
SEASONING - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
SEASONING                        LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
 9 - 12 months                   58        36.5%        $441,881,546         57.2%          1.50x           66.7%        7.948%
--------------------------------------------------------------------------------------------------------------------------------
13 - 24 months                   50        31.4%         168,826,476         21.9%          1.35            69.0         7.462
25 - 36 months                   15         9.4%          51,272,095          6.6%          1.31            70.7         8.105
37 - 48 months                   11         6.9%          40,321,533          5.2%          1.30            60.3         8.176
49 - 60 months                   10         6.3%          27,520,538          3.6%          1.32            63.6         7.972
61 - 72 months                    6         3.8%          18,895,814          2.4%          1.43            59.0         8.872
73 - 85 months                    9         5.7%          23,204,442          3.0%          1.40            46.5         8.086
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159       100.0%        $771,922,444        100.0%          1.43X           66.2%        7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE LOAN AGE IS 20 MONTHS.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                      [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

  MORTGAGE POOL CHARACTERISTICS
  AS OF THE CUT-OFF DATE

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - ALL LOANS
                                                                                                 WEIGHTED        WEIGHTED   WEIGHTED
                                       NUMBER OF      % OF        AGGREGATE           % OF       AVERAGE          AVERAGE    AVERAGE
                                        MORTGAGE  MORTGAGE     CUT-OFF DATE    INITIAL POOL   UNDERWRITING  MATURITY DATE   MORTGAGE
PREPAYMENT PROVISIONS                      LOANS     LOANS         BALANCE          BALANCE       DSCR (1)  LTV RATIO (2)       RATE
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Open(3)                            101       63.5%      $587,885,877        76.2%         1.46x          67.3%      7.829%
Yield Maintenance                           44       27.7        131,611,279        17.0          1.36           59.1       8.132
Lockout/Yield Maintenance/Open               9        5.7         31,016,164         4.0          1.25           74.9       7.886
------------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance/Open                       2        1.3         12,476,693         1.6          1.35           69.9       8.122
Open/Yield Maintenance(4)                    2        1.3          6,735,218         0.9          1.29           59.3       8.473
Lockout/Yield Maint./Decl. Penalty/Open      1        0.6          2,197,213         0.3          1.36           73.2       7.290
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                                159      100.0%      $771,922,444       100.0%         1.43X          66.2%      7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) These loans are subject to a Defeasance option.
(4) These loans are past their initial Open period.


------------------------------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
YEAR                             LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
------------------------------------------------------------------------------------------------------------------------------------
1993                              7        4.4%        $ 20,343,366          2.6%         1.36x           45.8%          8.035%
1994                              5        3.1           12,363,364          1.6          1.62            55.2           8.846
1995                              8        5.0           25,922,416          3.4          1.33            63.1           8.169
1996                             13        8.2           39,849,023          5.2          1.27            60.7           8.107
1997                             12        7.5           50,270,585          6.5          1.32            68.6           8.262
1998                             30       18.9          109,838,736         14.2          1.35            68.2           7.365
1999                             84       52.8          513,334,954         66.5          1.48            67.2           7.909
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159      100.0%        $771,922,444        100.0%         1.43X           66.2%          7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                        [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

  MORTGAGE POOL CHARACTERISTICS
  AS OF THE CUT-OFF DATE


------------------------------------------------------------------------------------------------------------------------------------
YEAR OF MATURITY - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
YEAR                             LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
------------------------------------------------------------------------------------------------------------------------------------
2000                            1          0.6%        $  2,769,936          0.4%           1.56x           52.8%        7.755%
2001                            5          3.1           14,998,253          1.9            1.52            59.6         8.299
2002                            1          0.6            2,213,015          0.3            1.32            27.0         7.280
------------------------------------------------------------------------------------------------------------------------------------
2003                            4          2.5           13,112,051          1.7            1.33            51.2         8.034
2004                            4          2.5           14,415,334          1.9            1.42            59.6         8.482
2005                            2          1.3            8,496,537          1.1            1.33            67.3         7.887
2006                            9          5.7           21,198,605          2.7            1.22            63.3         8.107
2007                           12          7.5           43,922,816          5.7            1.29            67.4         8.015
2008                           23         14.5           81,392,904         10.5            1.33            68.7         7.391
2009                           85         53.5          513,071,779         66.5            1.46            67.7         7.932
2010                            1          0.6            5,043,966          0.7            1.14            72.1         8.000
2011                            1          0.6            5,070,756          0.7            1.35            44.4         8.355
2012                            3          1.9           18,671,344          2.4            1.86            51.1         8.085
2013                            4          2.5           13,112,694          1.7            1.53            55.5         7.589
2014                            3          1.9           10,039,875          1.3            1.44            66.9         7.247
2018                            1          0.6            4,392,581          0.6            1.30            67.1         7.694
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                   159        100.0%        $771,922,444        100.0%           1.43X           66.2%        7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOAN ORIGINATOR/SUB-SERVICER - ALL LOANS
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                             NUMBER OF       % OF         AGGREGATE              % OF       AVERAGE          AVERAGE     AVERAGE
                              MORTGAGE   MORTGAGE      CUT-OFF DATE      INITIAL POOL  UNDERWRITING    MATURITY DATE    MORTGAGE
ORIGINATOR/SUB-SERVICER          LOANS      LOANS           BALANCE           BALANCE       DSCR (1)   LTV RATIO (2)        RATE
------------------------------------------------------------------------------------------------------------------------------------
Bank of America                 133       83.6%        $634,484,837           82.2%         1.46x            65.0%        7.941%
Berkshire Mortgage                5        3.1%          33,812,436            4.4%         1.32             73.3         7.960
ARCS Commercial                   5        3.1%          29,136,693            3.8%         1.37             62.6         7.740
Washington Mortgage               3        1.9%          20,159,575            2.6%         1.24             76.4         8.012
First Security Bank               1        0.6%          18,873,500            2.4%         1.26             79.3         7.100
Patrician Financial               8        5.0%          18,395,949            2.4%         1.30             67.0         7.692
L.J. Melody Co.                   4        2.5%          17,059,454            2.2%         1.21             75.2         7.126
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                     159      100.0%        $771,922,444          100.0%         1.43X            66.2%        7.892%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3) Bank of America includes loans originated by both NationsBank, N.A. and Bank of America NT&SA.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

================================================================================
PROPERTY LOCATION - GROUP A

                                                                                            WEIGHTED      WEIGHTED       WEIGHTED
                                      NUMBER OF       % OF        AGGREGATE      % OF        AVERAGE       AVERAGE       AVERAGE
                                      MORTGAGED     MORTGAGED   CUT-OFF DATE  INITIAL POOL UNDERWRITING  CUT-OFF DATE    MORTGAGE
STATE/COUNTY                          PROPERTIES    PROPERTIES     BALANCE      BALANCE      DSCR (1)    LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
CA                                   29               20.4%     $132,762,643     20.2%        1.48x         66.1%         7.649%
     Los Angeles County                        9       6.3        35,770,869      5.4         1.56          65.6          7.275
     San Bernardino County                     1       0.7        21,895,906      3.3         1.30          74.9          8.430
     San Diego County                          5       3.5        17,844,749      2.7         1.17          76.6          8.034
     San Mateo County                          1       0.7        11,666,286      1.8         2.49          44.2          7.160
     Marin County                              2       1.4         9,426,242      1.4         1.21          75.2          7.467
     Contra Costa County                       2       1.4         7,837,121      1.2         1.58          48.1          7.829
     Merced County                             1       0.7         6,891,386      1.0         1.33          71.8          6.770
     Sonoma County                             2       1.4         6,625,699      1.0         1.51          63.4          7.620
     Santa Barbara County                      2       1.4         4,532,703      0.7         1.37          68.2          7.053
     Stanislaus County                         2       1.4         4,402,854      0.7         1.22          66.4          8.216
     Other Counties                            2       1.4         5,868,826      0.9         1.40          52.1          7.968
TX                                   23               16.2        90,120,768     13.7         1.50          63.0          8.166
------------------------------------------------------------------------------------------------------------------------------------
NV                                    6                4.2        47,360,393      7.2         1.32          73.8          7.693
AZ                                    9                6.3        43,866,520      6.7         1.28          76.1          7.952
WA                                    9                6.3        43,652,056      6.6         1.98          53.2          7.390
FL                                    4                2.8        41,702,241      6.3         1.33          71.5          7.943
SC                                    7                4.9        34,677,882      5.3         1.25          71.1          7.928
NC                                    6                4.2        32,020,565      4.9         1.34          74.4          7.586
NJ                                    3                2.1        30,278,306      4.6         1.43          60.1          8.129
IL                                    5                3.5        27,589,480      4.2         1.49          71.7          8.674
Others                               41               28.9       133,640,500     20.3         1.38          68.8          7.705
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         142              100.0%     $657,671,353    100.0%        1.44X         67.6%         7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value. (The Mortgaged Properties are located throughout 27 states.)

* THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 27 STATES.


================================================================================
PROPERTY TYPE - GROUP A

                                                                    WEIGHTED                    WEIGHTED                   WEIGHTED
               NUMBER OF     % OF        AGGREGATE      % OF        AVERAGE       MIN/MAX       AVERAGE       MIN/MAX       AVERAGE
               MORTGAGED   MORTGAGED   CUT-OFF DATE  INITIAL POOL UNDERWRITING UNDERWRITING  CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
PROPERTY TYPE  PROPERTIES  PROPERTIES     BALANCE      BALANCE      DSCR (1)     DSCR (1)    LTV RATIO (2)  LTV RATIO (2)    RATE
------------------------------------------------------------------------------------------------------------------------------------
Retail             42         29.6%    $223,802,343     34.0%        1.35x      1.20 / 2.13x     68.1%       32.1 / 79.5%    7.909%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily        59         41.5     $205,168,694     31.2         1.28       1.11 / 1.65      73.0        49.7 / 86.3     7.723
Hotel              12          8.5     $ 84,542,055     12.9         2.19       1.40 / 2.49      50.3        44.2 / 69.4     7.570
Office             14          9.9     $ 76,338,879     11.6         1.32       1.12 / 1.60      68.7        45.8 / 78.7     7.993
Health Care         5          3.5     $ 35,434,521      5.4         1.47       1.33 / 1.65      72.6        62.3 / 74.4     7.999
Industrial          3          2.1     $ 14,613,422      2.2         1.13       1.10 / 1.30      78.3        73.6 / 79.1     8.103
Mobile Home         3          2.1     $ 11,523,774      1.8         1.68       1.30 / 2.69      50.2        28.0 / 63.8     7.996
------------------------------------------------------------------------------------------------------------------------------------
Mini Storage        4          2.8     $  6,247,666      0.9         1.36       1.30 / 1.62      65.8        57.5 / 67.7     8.427
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV       142        100.0%    $657,671,353    100.0%        1.44X      1.10 / 2.69X     67.6%       28.0 / 86.3%    7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

================================================================================
CUT-OFF DATE BALANCE - GROUP A

                                                                                   WEIGHTED        WEIGHTED       WEIGHTED
                              NUMBER OF   % OF        AGGREGATE      % OF          AVERAGE         AVERAGE        AVERAGE
                               MORTGAGE  MORTGAGE   CUT-OFF DATE  INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE BALANCE            LOANS     LOANS        BALANCE      BALANCE        DSCR (1)      LTV RATIO (2)      RATE
------------------------------------------------------------------------------------------------------------------------------------
$   456,316 - $   999,999          8        6.5%    $  6,613,501      1.0%           1.28x            68.3%         8.146%
$ 1,000,000 - $ 1,999,999         25       20.3       37,948,522      5.8            1.44             63.3          7.915
------------------------------------------------------------------------------------------------------------------------------------
$ 2,000,000 - $ 2,999,999         30       24.4       73,668,190     11.2            1.35             68.5          7.817
$ 3,000,000 - $ 3,999,999         12        9.8       42,296,725      6.4            1.30             68.1          7.817
$ 4,000,000 - $ 4,999,999         10        8.1       44,548,854      6.8            1.40             66.4          7.821
$ 5,000,000 - $ 7,499,999         15       12.2       89,844,450     13.7            1.29             70.1          7.614
$ 7,500,000 - $ 9,999,999          5        4.1       41,761,882      6.3            1.39             67.9          7.792
$10,000,000 - $14,999,999          9        7.3      103,232,868     15.7            1.36             71.8          8.170
$15,000,000 - $19,999,999          5        4.1       88,034,231     13.4            1.27             73.5          7.677
$20,000,000 - $29,999,999          3        2.4       71,722,131     10.9            1.32             71.2          8.340
$30,000,000 - $58,000,000          1        0.8       58,000,000      8.8            2.49             44.2          7.160
------------------------------------------------------------------------------------------------------------------------------------
TOTAL /WAV                       123      100.0%    $657,671,353    100.0%           1.44X            67.6%         7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

  * THE AVERAGE CUT-OFF DATE BALANCE IS $5,346,922


================================================================================
MORTGAGE RATE - GROUP A

                                                                                    WEIGHTED       WEIGHTED       WEIGHTED
                                 NUMBER OF     % OF       AGGREGATE     % OF        AVERAGE        AVERAGE        AVERAGE
                                  MORTGAGE    MORTGAGE  CUT-OFF DATE INITIAL POOL UNDERWRITING   CUT-OFF DATE     MORTGAGE
MORTGAGE RATE                      LOANS       LOANS       BALANCE      BALANCE      DSCR (1)     LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
6.770% - 6.999%                       5         4.1%    $ 28,524,513      4.3%        1.30x          69.8%         6.856%
7.000% - 7.249%                      15        12.2      133,739,490     20.3         1.82           61.8          7.142
7.250% - 7.499%                      11         8.9       36,074,650      5.5         1.29           73.5          7.332
7.500% - 7.749%                      14        11.4       56,175,716      8.5         1.40           68.0          7.631
7.750% - 7.999%                      27        22.0      138,814,306     21.1         1.39           66.7          7.896
8.000% - 8.499%                      38        30.9      183,594,784     27.9         1.27           70.0          8.190
8.500% - 8.999%                      11         8.9       78,655,679     12.0         1.43           69.2          8.744
9.000% - 9.499%                       1         0.8          977,367      0.1         1.25           69.3          9.370
9.500% - 9.610%                       1         0.8        1,114,849      0.2         1.29           74.3          9.610
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         123       100.0%    $657,671,353    100.0%        1.44X          67.6%         7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

   * THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.833%.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

================================================================================
UNDERWRITING DEBT SERVICE COVERAGE RATIO - GROUP A

                                                                                       WEIGHTED      WEIGHTED        WEIGHTED
                                  NUMBER OF    % OF       AGGREGATE      % OF          AVERAGE       AVERAGE          AVERAGE
                                  MORTGAGE   MORTGAGE   CUT-OFF DATE  INITIAL POOL   UNDERWRITING  CUT-OFF DATE      MORTGAGE
DEBT SERVICE COVERAGE RATIO        LOANS      LOANS        BALANCE      BALANCE        DSCR (1)    LTV RATIO (2)       RATE
------------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                         5         4.1%    $ 29,196,868      4.4%          1.12x          76.5%           7.791%
------------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                        15        12.2       78,838,798     12.0           1.21           77.3            7.951
1.25x - 1.29x                        40        32.5      197,789,018     30.1           1.26           70.6            7.811
1.30x - 1.34x                        22        17.9      114,123,182     17.4           1.31           73.2            7.738
1.35x - 1.39x                        11         8.9       33,346,879      5.1           1.36           69.6            7.620
1.40x - 1.49x                        11         8.9       76,434,216     11.6           1.43           65.1            8.393
1.50x - 1.59x                         4         3.3       10,631,742      1.6           1.55           63.3            8.132
1.60x - 1.69x                         8         6.5       30,447,912      4.6           1.64           60.4            8.008
1.70x - 1.79x                         1         0.8        6,059,309      0.9           1.70           56.9            7.550
1.80x - 1.89x                         1         0.8       12,533,113      1.9           1.84           50.7            7.990
1.90x - 1.99x                         1         0.8        2,382,193      0.4           1.97           41.4            8.020
2.00x - 2.69x                         4         3.3       65,888,122     10.0           2.46           43.9            7.254
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                         123       100.0%    $657,671,353    100.0%          1.44X          67.6%           7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

   *THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.44X.


===============================================================================
ASSUMED DEBT SERVICE COVERAGE RATIO - GROUP A

                                                                                      WEIGHTED     WEIGHTED      WEIGHTED
                                     NUMBER OF    % OF      AGGREGATE      % OF       AVERAGE      AVERAGE        AVERAGE
                                     MORTGAGE   MORTGAGE  CUT-OFF DATE  INITIAL POOL  ASSUMED    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO           LOANS      LOANS       BALANCE      BALANCE     DSCR (1)   LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
1.15x - 1.19x                           2         1.6%    $ 11,476,093      1.7%       1.17x         78.7%         7.307%
1.20x - 1.24x                          15        12.2       92,346,315     14.0        1.22          75.9          7.384
1.25x - 1.29x                          16        13.0       85,649,455     13.0        1.26          76.8          7.670
1.30x - 1.34x                          20        16.3      111,329,900     16.9        1.31          72.2          7.794
1.35x - 1.39x                          20        16.3       84,471,976     12.8        1.37          68.9          8.028
1.40x - 1.49x                          19        15.4       72,734,106     11.1        1.43          68.0          8.173
1.50x - 1.59x                           4         3.3       10,203,827      1.6        1.54          55.3          7.867
1.60x - 1.69x                           9         7.3       59,948,081      9.1        1.65          64.0          8.481
1.70x - 1.79x                           4         3.3       16,505,087      2.5        1.75          68.2          8.449
1.80x - 1.89x                           4         3.3       10,264,142      1.6        1.81          57.9          8.239
1.90x - 1.99x                           4         3.3       28,412,746      4.3        1.93          59.4          8.195
2.00x - 2.99x                           6         4.9       74,329,625     11.3        2.56          44.9          7.303
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                           123       100.0%    $657,671,353    100.0%       1.53X         67.6%         7.833%

(1) Assumed DSCR is the ratio of the Underwriting Cash Flow to a Debt Service payment based on an 8.5% constant.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

    * THE WEIGHTED AVERAGE ASSUMED DEBT SERVICE COVERAGE RATIO IS 1.53X.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

 BANC OF AMERICA COMMERCIAL MORTGAGE INC.
 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
 SERIES 2000-1
 CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

    MORTGAGE POOL CHARACTERISTICS
    AS OF THE CUT-OFF DATE


-------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO - GROUP A

                                                                               WEIGHTED        WEIGHTED    WEIGHTED
                        NUMBER OF       % OF     AGGREGATE          % OF        AVERAGE         AVERAGE     AVERAGE
                         MORTGAGE   MORTGAGE  CUT-OFF DATE  INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO      LOANS      LOANS       BALANCE       BALANCE       DSCR (1)   LTV RATIO (2)        RATE
-------------------------------------------------------------------------------------------------------------------


28.0% - 29.9%                 1        0.8%   $  1,682,876        0.3%         2.69x         28.0%            7.800%
30.0% - 49.9%                 8        6.5      78,422,141       11.9          2.27          44.8             7.345
50.0% - 59.9%                18       14.6      84,906,488       12.9          1.51          54.6             7.906
60.0% - 64.9%                 7        5.7      32,793,314        5.0          1.36          63.1             8.151
65.0% - 69.9%                19       15.4      75,913,586       11.5          1.35          68.2             8.286
70.0% - 74.9%                41       33.3     189,324,311       28.8          1.31          72.5             7.938
75.0% - 79.9%                26       21.1     178,607,337       27.2          1.24          78.1             7.659
80.0% - 86.3%                 3        2.4      16,021,300        2.4          1.22          82.9             7.731
-------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                   123      100.0%   $657,671,353      100.0%         1.44x         67.6%            7.833%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 67.6%


---------------------------------------------------------------------------------------------------------------
MATURITY DATE LOAN-TO-VALUE RATIO - GROUP A

                                                                           WEIGHTED        WEIGHTED    WEIGHTED
                        NUMBER OF       % OF     AGGREGATE          % OF    AVERAGE         AVERAGE     AVERAGE
                         MORTGAGE   MORTGAGE  CUT-OFF DATE  INITIAL POOL    ASSUMED    CUT-OFF DATE    MORTGAGE
MATURITY DATE LTV RATIO     LOANS      LOANS      BALANCE        BALANCE   DSCR (1)    LTV RATIO (2)       RATE
---------------------------------------------------------------------------------------------------------------

16.8% - 24.9%                 3        2.4%   $  7,802,050        1.2%         1.99x         19.6%        7.452%
---------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                23       18.7     149,523,400       22.7          1.89          40.9         7.630
50.0% - 59.9%                24       19.5     119,696,414       18.2          1.35          57.2         8.065
60.0% - 64.9%                28       22.8     120,789,957       18.4          1.31          63.0         7.922
65.0% - 69.9%                32       26.0     172,406,354       26.2          1.27          67.8         7.924
70.0% - 74.9%                12        9.8      84,821,459       12.9          1.25          71.0         7.601
75.0% - 76.7%                 1        0.8       2,631,720        0.4          1.22          76.7         7.310
---------------------------------------------------------------------------------------------------------------
TOTAL/WAV                   123      100.0%   $657,671,353      100.0%         1.44x         58.8%        7.833%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 58.8%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANK OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

================================================================================
ORIGINAL TERM TO MATURITY - GROUP A

                                                                                            WEIGHTED      WEIGHTED      WEIGHTED
                                   NUMBER OF       % OF        AGGREGATE       % OF         AVERAGE       AVERAGE       AVERAGE
                                   MORTGAGE      MORTGAGE     CUT-OFF DATE  INITIAL POOL  UNDERWRITING  CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY            LOANS        LOANS         BALANCE       BALANCE       DSCR (1)    LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
60 - 83 months                          3          2.4%      $  9,395,635      1.4%           1.53x        60.3%          7.660%
100 - 119 months                        4          3.3         20,366,498      3.1            1.33         66.7           7.775
120 months                            104         84.6        570,625,289     86.8            1.43         68.1           7.840
121 - 179 months                        5          4.1         29,191,305      4.4            1.61         61.9           8.112
180 months                              5          4.1         19,409,475      3.0            1.38         67.6           7.534
------------------------------------------------------------------------------------------------------------------------------------
181-223 months                          2          1.6          8,683,150      1.3            1.47         59.5           7.396
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                           123        100.0%      $657,671,353    100.0%           1.44X        67.6%          7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

   * THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 123 MONTHS.


================================================================================
ORIGINAL AMORTIZATION TERM - GROUP A

                                                                                            WEIGHTED       WEIGHTED     WEIGHTED
                                      NUMBER OF      % OF      AGGREGATE        % OF         AVERAGE        AVERAGE      AVERAGE
                                      MORTGAGE     MORTGAGE   CUT-OFF DATE   INITIAL POOL  UNDERWRITING  CUT-OFF DATE   MORTGAGE
ORIGINAL AMORTIZATION TERM             LOANS        LOANS       BALANCE        BALANCE       DSCR (1)    LTV RATIO (2)    RATE
------------------------------------------------------------------------------------------------------------------------------------
180 months                               2           1.6%    $  3,181,608        0.5%          1.81x          39.4%       8.129%
240 months                               5           4.1       16,972,132        2.6           1.51           55.8        7.795
241 - 299 months                         2           1.6       62,392,581        9.5           2.41           45.8        7.198
300 months                              34          27.6      157,248,703       23.9           1.38           68.2        8.152
301 - 359 months                         2           1.6        7,943,536        1.2           1.26           64.7        7.320
------------------------------------------------------------------------------------------------------------------------------------
360 months                              78          63.4      409,932,793       62.3           1.31           71.4        7.816
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                            123         100.0%    $657,671,353      100.0%          1.44X          67.6%       7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.

(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

   * THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 333 MONTHS.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

------------------------------------------------------------------------------------------------------------------------------
REMAINING TERM TO MATURITY - GROUP A
                                                                                         WEIGHTED         WEIGHTED    WEIGHTED
                              NUMBER OF        % OF      AGGREGATE           % OF         AVERAGE          AVERAGE     AVERAGE
                               MORTGAGE    MORTGAGE   CUT-OFF DATE   INITIAL POOL    UNDERWRITING     CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY        LOANS       LOANS        BALANCE        BALANCE        DSCR (1)    LTV RATIO (2)        RATE
------------------------------------------------------------------------------------------------------------------------------
2 - 19 months                       3         2.4%    $  9,395,635         1.4%          1.53x            60.3%         7.660%
40 - 59 months                      1         0.8        3,706,640         0.6           1.25             53.6          8.150
60 - 79 months                      6         4.9       15,794,138         2.4           1.21             65.6          8.007
80 - 99 months                     18        14.6       70,469,861        10.7           1.28             71.9          7.282
100 - 109 months                   62        50.4      286,761,806        43.6           1.30             70.3          7.832
110 - 119 months                   24        19.5      226,540,891        34.4           1.65             65.0          8.025
120 - 139 months                    3         2.4       21,953,722         3.3           1.72             55.7          7.992
140 - 159 months                    2         1.6        8,616,205         1.3           1.58             57.9          7.375
160 - 212 months                    4         3.3       14,432,455         2.2           1.40             66.9          7.383
-----------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                       123       100.0%    $657,671,353       100.0%          1.44x            67.6%         7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 107 MONTHS.


-----------------------------------------------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - GROUP A
                                                                                  WEIGHTED         WEIGHTED    WEIGHTED
                      NUMBER OF        % OF       AGGREGATE            % OF        AVERAGE          AVERAGE     AVERAGE
REMAINING STATED       MORTGAGE    MORTGAGE    CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE    MORTGAGE
AMORTIZATION TERM         LOANS       LOANS         BALANCE         BALANCE       DSCR (1)    LTV RATIO (2)        RATE
-----------------------------------------------------------------------------------------------------------------------
160 - 174 months            3          2.4%       6,888,249           1.0%         1.51x           47.0%          8.140%
200 - 224 months            2          1.6       10,349,879           1.6           1.68           54.7           7.359
225 - 249 months            6          4.9       14,609,584           2.2           1.43           61.3           7.998
250 - 274 months            4          3.3       68,986,164          10.5           2.29           47.4           7.258
275 - 299 months           28         22.8      138,961,150          21.1           1.39           69.0           8.199
300 - 324 months            5          4.1       22,615,633           3.4           1.19           73.7           8.208
325 - 349 months           58         47.2      266,307,042          40.5           1.30           70.8           7.661
350 - 351 months           17         13.8      128,953,653          19.6           1.36           71.8           8.037
-----------------------------------------------------------------------------------------------------------------------
                          123        100.0%    $657,671,353         100.0%         1.44x           67.6%          7.833%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 317 MONTHS.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------
SEASONING - GROUP A
                                                                           WEIGHTED         WEIGHTED    WEIGHTED
              NUMBER OF        % OF       AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
               MORTGAGE    MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITING     CUT-OFF DATE    MORTGAGE
SEASONING         LOANS       LOANS         BALANCE         BALANCE        DSCR (1)    LTV RATIO (2)        RATE
----------------------------------------------------------------------------------------------------------------
9 - 12              58       47.2%     $441,881,546         67.2%            1.50x          66.7%          7.948%
13 - 24             47       38.2       158,809,907         24.1             1.34           69.6           7.469
25 - 36              7        5.7        23,039,521          3.5             1.24           76.3           7.997
37 - 48              4        3.3        10,617,035          1.6             1.20           66.3           7.956
49 - 60              6        4.9        19,616,705          3.0             1.35           64.3           7.866
----------------------------------------------------------------------------------------------------------------
73 - 80              1        0.8         3,706,640          0.6             1.25           53.6           8.150
----------------------------------------------------------------------------------------------------------------
TOTAL / WAV        123      100.0%     $657,671,353        100.0%            1.44x          67.6%          7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE LOAN AGE IS 15 MONTHS.


----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - GROUP A
                                                                                               WEIGHTED       WEIGHTED    WEIGHTED
                                   NUMBER OF       % OF       AGGREGATE           % OF          AVERAGE        AVERAGE     AVERAGE
                                    MORTGAGE   MORTGAGE    CUT-OFF DATE   INITIAL POOL     UNDERWRITING   CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                  LOANS      LOANS         BALANCE        BALANCE        DSCR (1)    LTV RATIO (2)       RATE
----------------------------------------------------------------------------------------------------------------------------------
Lockout/Open(3)                          101      82.1%    $587,885,877       89.4%           1.46x            67.3%         7.829%
Yield Maintenance                         12       9.8       36,572,099        5.6            1.29             65.4          7.881
Lockout/Yield Maintenance/Open             9       7.3       31,016,164        4.7            1.25             74.9          7.886
Lockout/Yield Maint./Decl.
Penalty/Open                               1       0.8        2,197,213        0.3            1.36             73.2          7.290
----------------------------------------------------------------------------------------------------------------------------------
                                         123     100.0%    $657,671,353      100.0%           1.44x            67.6%         7.833%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3)      These loans are subject to a Defeasance option.


--------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - GROUP A
                                                                        WEIGHTED         WEIGHTED     WEIGHTED
          NUMBER OF        % OF        AGGREGATE            % OF         AVERAGE          AVERAGE      AVERAGE
           MORTGAGE    MORTGAGE     CUT-OFF DATE    INITIAL POOL    UNDERWRITING     CUT-OFF DATE     MORTGAGE
YEAR          LOANS       LOANS          BALANCE         BALANCE        DSCR (1)    LTV RATIO (2)         RATE
--------------------------------------------------------------------------------------------------------------
1993           1          0.8%      $  3,706,640        0.6%             1.25x            53.6%         8.150%
1995           4          3.3         14,439,601        2.2              1.39             64.4          7.779
1996           6          4.9         15,794,138        2.4              1.21             65.6          8.007
1997           4          3.3         18,759,519        2.9              1.23             75.9          8.146
1998          24         19.5         91,636,501       13.9              1.33             69.4          7.309
1999          84         68.3        513,334,954       78.1              1.48             67.2          7.909
-------------------------------------------------------------------------------------------------------------
TOTAL/WAV    123        100.0%      $657,671,353      100.0%             1.44X            67.6%         7.833%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------
YEAR OF MATURITY - GROUP A
                                                                               WEIGHTED         WEIGHTED      WEIGHTED
             NUMBER OF          % OF        AGGREGATE             % OF          AVERAGE          AVERAGE       AVERAGE
              MORTGAGE      MORTGAGE     CUT-OFF DATE     INITIAL POOL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
YEAR             LOANS         LOANS          BALANCE          BALANCE         DSCR (1)    LTV RATIO (2)          RATE
----------------------------------------------------------------------------------------------------------------------
2000              1            0.8%      $  2,769,936          0.4%             1.56x           52.8%           7.755%
2001              2            1.6       $  6,625,699          1.0              1.51            63.4            7.620
2003              1            0.8       $  3,706,640          0.6              1.25            53.6            8.150
2006              5            4.1         13,294,772          2.0              1.21            64.3            8.032
2007              4            3.3         10,589,437          1.6              1.28            73.1            7.847
2008             18           14.6         67,153,314         10.2              1.29            71.8            7.243
2009             83           67.5        508,529,173         77.3              1.46            67.9            7.920
2010              1            0.8          5,043,966          0.8              1.14            72.1            8.000
2012              2            1.6         16,909,756          2.6              1.89            50.8            7.990
2013              2            1.6          8,616,205          1.3              1.58            57.9            7.375
2014              3            2.4         10,039,875          1.5              1.44            66.9            7.247
2018              1            0.8          4,392,581          0.7              1.30            67.1            7.694
---------------------------------------------------------------------------------------------------------------------
TOTAL / WAV     123          100.0%      $657,671,353        100.0%             1.44x           67.6%           7.833%


(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE


--------------------------------------------------------------------------------------------------------------------------------
PROPERTY LOCATION - GROUP B
                                                                                           WEIGHTED         WEIGHTED    WEIGHTED
                              NUMBER OF          % OF      AGGREGATE            % OF        AVERAGE          AVERAGE     AVERAGE
                              MORTGAGED     MORTGAGED   CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE    MORTGAGE
STATE/COUNTY                 PROPERTIES    PROPERTIES        BALANCE         BALANCE       DSCR (1)    LTV RATIO (2)        RATE
--------------------------------------------------------------------------------------------------------------------------------
CA                               17          47.2%      $ 52,095,213       45.6%          1.38x             51.7%         8.336%
     Los Angeles County           4          11.1         11,154,313        9.8           1.29              47.4          8.780
     San Mateo County             1           2.8          7,583,134        6.6           1.30              60.0          7.820
     Orange County                3           8.3          7,255,095        6.4           1.53              47.0          8.196
     Alameda County               3           8.3          7,043,570        6.2           1.43              55.5          8.599
     San Francisco County         1           2.8          5,070,756        4.4           1.35              44.4          8.355
     Sacramento County            1           2.8          3,993,906        3.5           1.49              47.8          8.250
     Santa Clara County           1           2.8          3,326,721        2.9           1.18              64.0          7.795
     Merced County                1           2.8          2,973,679        2.6           1.11              54.1          7.625
     San Joaquin County           1           2.8          2,259,730        2.0           1.59              57.4          9.250
     San Diego County             1           2.8          1,434,310        1.3           2.11              42.5          8.500
OR                                6          16.7         23,565,805       20.6           1.38              68.1          8.399
WA                                7          19.4         16,688,773       14.6           1.22              61.7          8.168
NV                                1           2.8          7,707,142        6.7           1.38              62.7          8.125
AK                                2           5.6          7,617,960        6.7           1.36              64.8          7.462
AZ                                2           5.6          4,479,236        3.9           1.74              57.3          8.242
ID                                1           2.8          2,096,962        1.8           1.92              46.2          7.375
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                      36         100.0%      $114,251,091      100.0%          1.38x             58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 7 STATES.


-------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE - GROUP B
                                                                                   WEIGHTED                            WEIGHTED
                  NUMBER OF           % OF        AGGREGATE            % OF         AVERAGE          MIN/MAX            AVERAGE
                  MORTGAGED      MORTGAGED     CUT-OFF DATE    INITIAL POOL    UNDERWRITING     UNDERWRITING       CUT-OFF DATE
PROPERTY TYPE    PROPERTIES     PROPERTIES          BALANCE         BALANCE        DSCR (1)         DSCR (1)      LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
Retail               15           41.7%        $ 41,830,408        36.6%            1.44x         1.10/1.91x           54.2%
Office                6           16.7         $ 20,439,361        17.9             1.27          1.11/1.39            60.1
Industrial            6           16.7         $ 15,415,029        13.5             1.29          1.11/2.11            61.4
Special Purpose       2            5.6         $ 13,545,370        11.9             1.38          1.38/1.38            64.6
Health Care           1            2.8         $  9,614,821         8.4             1.41          1.41/1.41            69.2
Hotel                 2            5.6         $  5,192,949         4.5             1.49          1.30/1.59            43.3
Mini Storage          2            5.6         $  4,244,759         3.7             1.31          1.30/1.31            53.3
Mobile Home           2            5.6         $  3,968,394         3.5             1.58          1.20/1.92            56.8
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV          36          100.0%        $114,251,091       100.0%            1.38x         1.10/2.11x           58.3%

---------------------------------------------------
PROPERTY TYPE - GROUP B
                                           WEIGHTED
                             MIN/MAX        AVERAGE
                        CUT-OFF DATE       MORTGAGE
PROPERTY TYPE          LTV RATIO (2)           RATE
---------------------------------------------------
Retail                   44.4/67.7%          8.568%
Office                   27.0/74.9           7.685
Industrial               42.5/70.9           8.625
Special Purpose          62.7/67.1           7.696
Health Care              69.2/69.2           8.250
Hotel                    35.9/57.4           8.353
Mini Storage             46.3/60.1           8.255
Mobile Home              46.2/68.7           7.552
--------------------------------------------------
TOTAL/WAV                27.0/74.9%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

-------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE - GROUP B
                                                                                         WEIGHTED         WEIGHTED     WEIGHTED
                          NUMBER OF         % OF        AGGREGATE            % OF         AVERAGE          AVERAGE      AVERAGE
                           MORTGAGE     MORTGAGE     CUT-OFF DATE    INITIAL POOL    UNDERWRITING     CUT-OFF DATE     MORTGAGE
CUT-OFF DATE BALANCE          LOANS        LOANS          BALANCE         BALANCE        DSCR (1)    LTV RATIO (2)         RATE
-------------------------------------------------------------------------------------------------------------------------------
$1,426,765 - $1,999,999         8         22.2%      $ 13,408,595        11.7%            1.35x          57.2%           8.608%
$2,000,000 - $2,999,999        15         41.7         37,671,952        33.0             1.42           57.3            8.089
$3,000,000 - $3,999,999         8         22.2         27,356,464        23.9             1.36           55.3            8.590
$5,000,000 - $7,499,999         2          5.6         10,908,984         9.5             1.37           56.5            7.699
$7,500,000 - $9,614,821         3          8.3         24,905,096        21.8             1.37           64.4            8.080
------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                    36        100.0%      $114,251,091       100.0%            1.38x          58.3%           8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE AVERAGE CUT-OFF DATE BALANCE IS $3,173,641

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE RATE - GROUP B
                                                                                     WEIGHTED         WEIGHTED      WEIGHTED
                   NUMBER OF           % OF          AGGREGATE            % OF        AVERAGE          AVERAGE       AVERAGE
                    MORTGAGE       MORTGAGE       CUT-OFF DATE    INITIAL POOL   UNDERWRITING     CUT-OFF DATE      MORTGAGE
MORTGAGE RATE          LOANS          LOANS            BALANCE         BALANCE       DSCR (1)    LTV RATIO (2)          RATE
----------------------------------------------------------------------------------------------------------------------------
7.130% - 7.249%          1            2.8%        $  5,838,229          5.1%           1.38x          67.1%           7.130%
7.250% - 7.499%          3            8.3            7,146,193          6.3            1.47           51.7            7.324
7.500% - 7.749%          3            8.3            9,175,593          8.0            1.22           63.6            7.600
7.750% - 7.999%          4           11.1           15,498,935         13.6            1.37           61.8            7.794
8.000% - 8.499%         11           30.6           43,158,895         37.8            1.40           56.9            8.202
8.500% - 8.999%          7           19.4           14,578,376         12.8            1.41           55.8            8.602
9.000% - 9.499%          5           13.9           13,088,266         11.5            1.43           56.9            9.230
9.500% - 9.750%          2            5.6            5,766,604          5.0            1.24           59.6            9.658
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV               36          100.0%        $114,251,091        100.0%           1.38x          58.3%           8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

*THE WEIGHTED AVERAGE MORTGAGE RATE IS 8.231%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

   MORTGAGE POOL CHARACTERISTICS
   AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
UNDERWRITING DEBT SERVICE COVERAGE RATIO - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO        LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                       9           25.0%      $ 22,884,265       20.0%           1.14x           61.0%         8.392%
1.20x - 1.24x                       3            8.3          7,638,036        6.7            1.23            61.8          9.190
1.25x - 1.29x                       1            2.8          2,836,216        2.5            1.25            74.9          7.320
1.30x - 1.34x                       5           13.9         15,820,639       13.8            1.30            53.3          7.943
1.35x - 1.39x                       6           16.7         26,291,617       23.0            1.37            61.2          7.903
1.40x - 1.49x                       4           11.1         17,808,141       15.6            1.44            60.3          8.290
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                       3            8.3          8,088,059        7.1            1.58            47.6          8.455
1.60x - 1.69x                       1            2.8          3,676,344        3.2            1.64            57.4          9.200
1.80x - 1.89x                       1            2.8          2,958,854        2.6            1.83            47.0          8.580
1.90x - 1.99x                       2            5.6          4,814,610        4.2            1.91            53.5          7.587
2.00x - 2.11x                       1            2.8          1,434,310        1.3            2.11            42.5          8.500
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        36          100.0%      $114,251,091      100.0%           1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.38X


----------------------------------------------------------------------------------------------------------------------------------
ASSUMED DEBT SERVICE COVERAGE RATIO - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL        ASSUMED    CUT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO        LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                       1            2.8%      $  2,861,872         2.5%          1.25x           72.5%         7.690%
1.30x - 1.34x                       1            2.8          3,102,760         2.7           1.33            68.2          8.625
1.35x - 1.39x                       3            8.3          6,241,906         5.5           1.37            69.1          7.831
1.40x - 1.49x                       4           11.1         17,506,078        15.3           1.46            62.8          7.775
1.50x - 1.59x                       3            8.3          9,575,447         8.4           1.52            66.3          7.846
1.60x - 1.69x                       5           13.9         24,559,032        21.5           1.62            63.8          8.300
---------------------------------------------------------------------------------------------------------------------------------
1.70x - 1.79x                       1            2.8          2,163,381         1.9           1.78            60.1          8.500
1.80x - 1.89x                       3            8.3          9,186,855         8.0           1.84            45.3          8.308
1.90x - 1.99x                       2            5.6          3,508,143         3.1           1.94            51.8          8.163
2.00x - 2.99x                      11           30.6         31,898,291        27.9           2.20            52.0          8.653
3.00x - 5.13x                       2            5.6          3,647,325         3.2           4.73            33.1          7.760
---------------------------------------------------------------------------------------------------------------------------------
TOTAL / WAV                        36          100.0%      $114,251,091      100.0%           1.85X           58.3%         8.231%

(1) Assumed DSCR is the ratio of the Underwriting Cash Flow to a Debt Service payment based on an 8.5% constant.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE ASSUMED DEBT SERVICE COVERAGE RATIO IS 1.85X


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

    MORTGAGE POOL CHARACTERISTICS
    AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO             LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------

27.0  - 29.9%                       1            2.8%      $  2,213,015         1.9%          1.32x          27.0%          7.280%
30.0% - 49.9%                       9           25.0         25,092,292        22.0           1.54           45.1           8.230
50.0% - 59.9%                      11           30.6         27,048,327        23.7           1.42           56.1           8.754
60.0% - 64.9%                       7           19.4         28,205,136        24.7           1.30           62.0           8.030
65.0% - 69.9%                       5           13.9         23,085,550        20.2           1.32           68.3           8.126
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                       3            8.3          8,606,772         7.5           1.25           72.8           7.774
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36          100.0%      $114,251,091       100.0%          1.38X          58.3%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 58.3%

----------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE LOAN-TO-VALUE RATIO - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO             LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
0.00% - 24.9%                       7           19.4%      $ 18,084,455        15.8%          1.42x           2.1%          8.449%
25.0% - 49.9%                      12           33.3         30,265,415        26.5           1.41           42.6           8.144
50.0% - 59.9%                      14           38.9         54,568,468        47.8           1.37           56.0           8.308
60.0% - 61.3%                       3            8.3         11,332,753         9.9           1.31           60.6           7.745
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36          100.0%      $114,251,091       100.0%          1.38X          44.4%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Maturity Date LTV means the Maturity Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE MATURITY DATE LTV RATIO IS 44.4%

----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO             LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
 60  -  83 months                   3            8.3%      $  8,372,554         7.3%          1.53x          56.6%          8.836%
 84  -  99 months                   3            8.3         15,758,385        13.8           1.37           59.3           7.638
 120 months                        21           58.3         64,633,580        56.6           1.35           60.8           8.264
 121 - 179 months                   2            5.6          6,201,914         5.4           1.27           68.2           7.588
 180 months                         6           16.7         15,871,440        13.9           1.44           48.8           8.612
---------------------------------------------------------------------------------------------------------------------------------
 181 months                         1            2.8          3,413,218         3.0           1.59           35.9           8.250
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WAV                         36          100.0%      $114,251,091       100.0%          1.38X          58.3%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 123 MONTHS.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

    MORTGAGE POOL CHARACTERISTICS
    AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
ORIGINAL AMORTIZATION TERM         LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------

120 - 179 months                    1            2.8%      $  2,213,015         1.9%          1.32x          27.0%          7.280%
180 months                          7           19.4         19,266,617        16.9           1.39           49.7%          8.756%
181 - 239 months                    3            8.3          8,166,628         7.1           1.35           47.2%          8.088%
240 months                          7           19.4         15,308,794        13.4           1.30           57.8%          8.330%
241 - 299 months                    1            2.8          3,676,344         3.2           1.64           57.4%          9.200%
---------------------------------------------------------------------------------------------------------------------------------
300 months                         17           47.2         65,619,693        57.4           1.39           63.4%          8.049%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36          100.0%      $114,251,091       100.0%          1.38X          58.3%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 262 MONTHS.


----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
ORIGINAL AMORTIZATION TERM         LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
 11 -  19 months                    4           11.1%      $ 10,585,568         9.3%          1.49x          50.4%          8.511%
 20 -  39 months                    3            8.3          9,405,411         8.2           1.36           50.3           7.988
 40 -  59 months                    5           13.9         17,073,642        14.9           1.39           60.8           8.648
 60 -  79 months                    7           19.4         24,651,917        21.6           1.28           62.8           7.786
 80 -  99 months                   10           27.8         34,566,150        30.3           1.37           63.5           8.199
100 - 109 months                    2            5.6          3,531,273         3.1           2.00           44.7           7.832
110 - 119 months                    1            2.8          3,108,296         2.7           1.24           52.7           9.750
120 - 139 months                    1            2.8          5,070,756         4.4           1.35           44.4           8.355
140 - 156 months                    3            8.3          6,258,078         5.5           1.45           51.9           8.281
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36          100.0%      $114,251,091       100.0%          1.38X          58.3%          8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

* THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 73 MONTHS.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

    MORTGAGE POOL CHARACTERISTICS
    AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
REMAINING STATED                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
 AMORTIZATION TERM                 LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
 41 - 149                           8            22.2%     $ 23,370,039        20.5%          1.37x           45.9%         8.544%
150 - 174                           5            13.9         9,966,163         8.7           1.38            51.6          8.158
175 - 199                           5            13.9        11,618,852        10.2           1.29            60.4          8.384
200 - 224                           1             2.8         3,993,906         3.5           1.49            47.8          8.250
225 - 249                           5            13.9        14,263,774        12.5           1.50            62.8          8.401
250 - 274                           9            25.0        40,241,294        35.2           1.35            64.3          8.203
275 - 280                           3             8.3        10,797,063         9.5           1.42            64.5          7.326
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36           100.0%     $114,251,091       100.0%          1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 212 MONTHS.


---------------------------------------------------------------------------------------------------------------------------------
SEASONING - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
SEASONING - GROUP B                LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
20 - 24 months                      3            8.3%      $ 10,016,569         8.8%          1.48x           58.4%         7.362%
25 - 36 months                      8           22.2         28,232,575        24.7           1.37            66.1          8.193
37 - 48 months                      7           19.4         29,704,498        26.0           1.34            58.1          8.254
49 - 60 months                      4           11.1          7,903,833         6.9           1.23            61.7          8.235
61 - 72 monts                       6           16.7         18,895,814        16.5           1.43            59.0          8.872
73 - 85 months                      8           22.2         19,497,802        17.1           1.43            45.2          8.074
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36          100.0%      $114,251,091       100.0%          1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

- THE WEIGHTED AVERAGE LOAN AGE IS 49 MONTHS.


---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
PREPAYMENT PROVISIONS              LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
Yeild Maintenance                  32            88.9%     $ 95,039,180          83.2%        1.39x           56.7%         8.228%
Yeild Maintenance/Open              2             5.6        12,476,693          10.9         1.35            69.9          8.122
Open/Yeild Maintenance(4)           2             5.6         6,735,218           5.9         1.29            59.3          8.473
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36           100.0%     $114,251,091         100.0%        1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.
(3)      These loans are subject to a Defeasance option.
(4)      These loans are past their initial Open period.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
YEAR OF ORIGINATION - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
                                   LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------

1993                                6            16.7%     $ 16,636,726          14.6%        1.38x           44.1%         8.009%
1994                                5            13.9        12,363,364          10.8         1.62            55.2          8.846
1995                                4            11.1        11,482,815          10.1         1.24            61.5          8.659
1996                                7            19.4        24,054,885          21.1         1.31            57.5          8.173
1997                                8            22.2        31,511,066          27.6         1.38            64.2          8.331
---------------------------------------------------------------------------------------------------------------------------------
1998                                6            16.7        18,202,236          15.9         1.41            62.1          7.648
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36           100.0%     $114,251,091         100.0%        1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

----------------------------------------------------------------------------------------------------------------------------------
YEAR OF MATURITY - GROUP B

                                                                                             WEIGHTED        WEIGHTED     WEIGHTED
                               NUMBER OF          % OF        AGGREGATE           % OF        AVERAGE         AVERAGE      AVERAGE
                                MORTGAGE      MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING    CUT-OFF DATE     MORTGAGE
                                   LOANS         LOANS          BALANCE        BALANCE       DSCR (1)   LTV RATIO (2)         RATE
----------------------------------------------------------------------------------------------------------------------------------
2001                                3             8.3%     $  8,372,554           7.3%        1.53x           56.6%         8.836%
2002                                1             2.8         2,213,015           1.9         1.32            27.0          7.280
2003                                3             8.3         9,405,411           8.2         1.36            50.3          7.988
2004                                4            11.1        14,415,334          12.6         1.42            59.6          8.482
2005                                2             5.6         8,496,537           7.4         1.33            67.3          7.887
2006                                4            11.1         7,903,833           6.9         1.23            61.7          8.235
2007                                8            22.2        33,333,379          29.2         1.29            65.6          8.069
2008                                5            13.9        14,239,589          12.5         1.55            54.2          8.087
2009                                2             5.6         4,542,607           4.0         1.51            49.5          9.355
2011                                1             2.8         5,070,756           4.4         1.35            44.4          8.355
2012                                1             2.8         1,761,588           1.5         1.49            54.6          9.000
2013                                2             5.6         4,496,489           3.9         1.43            50.9          8.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                          36           100.0%     $114,251,091         100.0%        1.38X           58.3%         8.231%

(1) Underwriting DSCR is the ratio of the Underwriting Cash Flow to Annual Debt Service.
(2) Cut-off Date LTV means the Cut-off Date Balance divided by the Appraisal Value.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

MORTGAGE POOL CHARACTERISTICS

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

ALL LOANS (1)                                  9/00       9/01       9/02       9/03       9/04       9/05       9/06       9/07
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                     80.49%     82.19%     82.94%     81.89%     84.15%     85.31%     88.05%     91.39%
Yield Maintenance                              19.51%     17.81%     17.06%     18.11%     15.85%     14.37%     11.63%      6.76%
3%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.32%      0.00%      0.00%
2%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.33%      0.00%
1%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.34%
No Penalty                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      1.51%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $771.18    $739.67    $720.95    $699.93    $671.78    $652.40    $621.44    $587.58
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:            100.00%     95.91%     93.49%     90.76%     87.11%     84.60%     80.58%     76.19%
---------------------------------------------------------------------------------------------------------------------------------

                                               9/08       9/09       9/10       9/11       9/12       9/13       9/14        9/15
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                     90.35%     12.48%     86.01%     87.99%     78.82%     45.88%      0.00%       0.0%
Yield Maintenance                               5.04%      4.17%     13.99%     12.01%     21.18%     20.41%     50.48%     100.0%
3%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
2%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
1%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
No Penalty                                      4.61%     83.35%      0.00%      0.00%      0.00%     33.70%     49.52%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     100.0%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $523.62    $236.71    $ 33.24    $ 31.32    $ 15.34    $ 14.12    $  5.33    $  2.48
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:             67.90%     30.69%      4.31%      4.06%      1.99%      1.83%      0.69%      0.32%
---------------------------------------------------------------------------------------------------------------------------------



GROUP A(1)                                     9/00       9/01       9/02       9/03       9/04       9/05       9/06       9/07
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                     94.44%     94.75%     94.19%     91.48%     91.96%     91.97%     93.21%     94.93%
Yield Maintenance                               5.56%      5.25%      5.81%      8.52%      8.04%      7.69%      6.44%      4.08%
3%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.34%      0.00%      0.00%
2%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.35%      0.00%
1%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.35%
No Penalty                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.63%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $657.23    $641.62    $634.87    $626.60    $614.73    $605.17    $587.00    $565.65
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:            100.00%     97.62%     96.60%     95.34%     93.53%     92.08%     89.31%     86.07%
---------------------------------------------------------------------------------------------------------------------------------

                                               9/08       9/09       9/10       9/11       9/12       9/13       9/14        9/15
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                     91.12%     12.60%     89.44%     89.53%     79.81%     45.88%      0.00%       0.0%
Yield Maintenance                               4.24%      3.29%     10.56%     10.47%     20.19%     20.41%     50.48%     100.0%
3%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
2%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
1%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
No Penalty                                      4.65%     84.11%      0.00%      0.00%      0.00%     33.70%     49.52%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     100.0%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $519.21    $234.55    $ 31.97    $ 30.78    $ 15.15    $ 14.12    $  5.33    $  2.48
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:             79.00%     35.69%      4.86%      4.68%      2.31%      2.15%      0.81%      0.38%
---------------------------------------------------------------------------------------------------------------------------------



GROUP B(1)                                     9/00       9/01       9/02       9/03       9/04       9/05       9/06       9/07
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Yield Maintenance                             100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     75.90%
3%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
2%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
1%                                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
No Penalty                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%     24.10%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $113.95    $ 98.05    $ 86.08    $ 73.33    $ 57.05    $ 47.23    $ 34.44    $ 21.93
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:            100.00%     86.05%     75.54%     64.35%     50.06%     41.45%     30.22%     19.24%
---------------------------------------------------------------------------------------------------------------------------------

                                               9/08       9/09       9/10       9/11       9/12       9/13       9/14        9/15
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
Yield Maintenance                             100.00%    100.00%    100.00%    100.00%    100.00%      0.00%      0.00%       0.0%
New                                             0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
New                                             0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
New                                             0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
No Penalty                                      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%       0.0%
---------------------------------------------------------------------------------------------------------------------------------
Total                                         100.00%    100.00%    100.00%    100.00%    100.00%      0.00%      0.00%       0.0%
=================================================================================================================================
Aggregate Principal Balance of
the Mortgage Loans ($Millions):              $  4.41    $  2.15    $  1.28    $  0.54    $  0.19    $  0.00    $  0.00    $  0.00
Percentage of Commencement Date Balance
of the Mortgage Loans Outstanding:              3.87%      1.89%      1.12%      0.47%      0.17%      0.00%      0.00%      0.00%
---------------------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments, or in the case of the Group B, 6% CPR after the expiration of the applicable Lock-Out Period, if any.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

     SIGNIFICANT MORTGAGE LOANS

     THE 411 NORTH AKARD LOAN

     - The Loan. The Mortgage Loan known as the "411 North Akard Loan" is secured by a first mortgage encumbering a 9-story office building located in the central business district of Dallas, Texas. The building sits on a 1.23-acre parcel of land and contain 349,810 square feet of net rentable area and a six-level garage containing 805 parking spaces. The buildout consists of 347,526 square feet of office space (99.35% of net rentable area) that is entirely occupied by Bank of America and 2,284 square feet of retail space (0.65% of net rentable area). Bank of America's lease term expires on December 31, 2009 and it is co-terminous with the loan term. Bank of America is AA-rated by S&P, Aa1 rated by Moody's, and AA rated by Fitch. Originated in November 1999, the 411 North Akard Loan has a principal balance as of the Cut-off Date of $26,313,039 representing 3.4% of the Initial Pool Balance.

          The 411 North Akard Loan was made to a new single-asset entity created by the principals to receive the transfer of the collateral at closing from the existing owner, SCI-ROEV Texas Partners, L.P., a Texas limited partnership. The ultimate owners of the SCI and ROEV interest in the United States are various foreign families; the Pirelli Family, Gemina, and Bozzo Group are major stockholders in SCI S.p.A. owns 99% of the stock of SCI/USA S.p.A., which owns 100% of stock of SCI Real Estate Development Limited, LTD, a New York Corporation. Normal & customary carve-outs apply for the borrower and the borrower principals, ROEV General, Inc., a Delaware Corporation and SCI Real Estate Development, LTD, a New York corporation.

     - The Property. 99.35% of the net rentable area of the building on the property is occupied by Bank of America. The building was constructed in 1964 and contains a 6-level underground garage. Bank of America uses the building to conduct activities relating to online banking, retail loans and customer service. The building is located near the new Dart rail system that runs through the heart of downtown Dallas.

     - Lock Box Account. A hard lock box was established at closing. All revenue from the tenants in excess of the amount necessary to pay debt service and required reserves will accrue for the benefit to the borrower and, provided no event of default shall have occurred, the excess will be returned to the borrower at the end of each month. If at any time the debt service coverage ratio falls below 1.20x over a three month trailing period, the lender will require a cash sweep of all cash flow, after debt service, escrow reserves and all related operating expenses, as additional collateral for the loan, up to an amount equaling 9-months of debt service. In the event the debt service falls below a 1.10x for any month (s), the lender may review and terminate the property manager.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURTIES LLC                             [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

     SIGNIFICANT MORTGAGE LOANS

     THE 411 NORTH AKARD LOAN

     - Ground Lease. An escrow totaling approximately thirty-six (36) months advance ground rent for all eligible properties with ground leases will be held at all times in an interest bearing account accruing for the benefit of borrower and will serve as additional collateral for the loan. At the loan closing, the Borrower deposited twelve (12) months advance ground rent (totaling $12,000 ) in an interest bearing account and twenty-four (24) months advance ground rent totaling approximately $24,000 allocated from the tenant improvement and leasing commission escrow to the escrow account.

     - Property Management. 411 North Akard is managed by SCI ROEV Realty Group LP, a management company that is related to borrower through common principals. SCI ROEV Realty Group LP manages all the space owned by the borrower and it is controlled by SCI Real Estate Development and ROEV General. The principals behind SCI Real Estate Development and ROEV General have extensive backgrounds is managing large commercial real estate. SCI ROEV Realty Group L.P. has 1,551,000 square feet under management, with 1,214,00 square feet of that space being in the Dallas and Fort Worth markets.

     -    Operating History.

                                                    1997            1998           1999         APPRAISER'S    ORIGINATOR'S
                                                   ACTUAL          ACTUAL         ACTUAL         ESTIMATE      UNDERWRITTEN
                                                 ----------      ----------      ----------      ----------     ----------
              EGI ..........................     $5,623,803      $5,697,577      $5,983,147      $6,232,948     $6,157,782
              Expenses .....................     $1,676,682      $1,640,285      $1,620,452      $2,145,992     $1,928,098
                                                 ----------      ----------      ----------      ----------     ----------
              NOI ..........................     $3,947,121      $4,057,292      $4,362,696      $4,086,956     $4,229,684
              Cash Flow ....................     $3,947,121      $4,057,292      $4,004,823      $3,999,503     $3,636,581
                                                 ----------      ----------      ----------      ----------     ----------
              Occupancy ....................                                          100.0%           99.0%          99.9%
              DSCR based on NOI ............           1.52x           1.56x           1.68x           1.57x          1.63x
              DSCR based on Cash Flow ......           1.52x           1.56x           1.54x           1.54x          1.40x

     - Elevators. The Property contains five passenger car elevators (3,500 lbs/300 fpm), two garage car elevators (2,500 lbs/150 fpm), and one freight car elevator (4,000 lbs/100 fpm).

     - HVAC. The 2nd through 9th floors of the building are heated and cooled by a high velocity dual duct system which delivers conditioned air to mixing boxes located in the ceiling plenum space. The first floor is heated and cooled by ceiling mounted fan units. The primary air units and the fan coil units are supplied with hot and chilled water from a central system. The central system has two Kewanee oil/gas fired hot water boilers. These boilers are original and were retubbed in 1994 and 1995. Chilled water is supplied by three centrifugal chillers.

     - Major Tenant. Bank of America (AA- S&P, Aa1-Moody's), the Mortgage Loan Seller and the parent of the Depositor, occupies 99.35% of net rentable area.

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

     SIGNIFICANT MORTGAGE LOANS

     THE 224-246 WORTH AVENUE LOAN AND THE 256 WORTH AVENUE LOAN

     - The Loans. The Mortgage Loans (the "224-246 Worth Avenue Loan" and the "256 Worth Avenue Loan"), which are each secured by a first deed of trust encumbering a retail building in Palm Beach, Florida, represent approximately 2.3% and 1.5% of the Initial Pool Balance, respectively. The 224-246 Worth Avenue and the 256 Worth Avenue Loans are cross defaulted and cross-collateralized with each other and have principal balances as of the Cut-off Date of $17,582,614 and $11,850,805, respectively. The 224-246 Worth Avenue Loan was made to Palm V Associates, LP, a single asset limited partnership which is owned by Regent Associates, LP (89.91%), Chauncey Lane Investments (9.09%) and Palm Management Associates (1%). Each of the three entities is controlled by the borrower principal, Burton Handelsman. The 256 Worth Avenue Loan was made to Power-Love Associates, a Florida General Partnership which is owned by Chauncy Lane Investment Co. (78.57%) and Worth Avenue Realty Associates (21.43%). Each of the two entities is controlled by the borrower principal, Burton Handelsman. Counsel to each borrower has provided both a satisfactory non-consolidated opinion and an opinion that each related borrower is a bankruptcy remote, special purpose entity.

          The 224-246 Worth Avenue Loan and the 256 Worth Avenue Loan were originated on July 19, 1999 and mature August 1, 2009. The anticipated Maturity Date loan-to-value ratio for each loan is 68.1% and 63.6%, respectively. The 224-246 Worth Avenue Loan and the 256 Worth Avenue Loan may not be prepaid prior to, and including, May 1, 2009. However, both loans are subject to defeasance with United States Treasury obligations beginning two years from the Trust Formation Date. The 224-246 Worth Avenue Loan and the 256 Worth Avenue Loan may be prepaid without a prepayment penalty (but including a full month's interest) during the three (3) months preceding the maturity date.

     - The Properties. The property securing the 224-246 Worth Avenue Loan is a combination of one and two-story Spanish Colonial stucco buildings totaling 37,210 square feet of net leasable area. The property uses are retail, office and apartments, with 26,654 square feet of retail space fronting on Worth Avenue, 3,501 square feet exists in the Via's (internal courtyards), 1,611 square feet comprises second floor office space and 5,444 square feet is currently being used for apartments. Portions of the property were constructed in 1931, 1936, 1950 and 1958. Renovations have been on-going as new tenants built-out their bays and current tenants remodel their existing spaces. All of the buildings are well maintained and in good repair. The estimated remaining useful life is 50 years. Tenants at the property include Malo, Mondi and Georgio's, as well as internationally owned jewelers, galleries and clothing boutiques.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

     SIGNIFICANT MORTGAGE LOANS

     THE 224-246 WORTH AVENUE LOAN AND THE 256 WORTH AVENUE LOAN

          The property securing the 256 Worth Avenue Loan consists of two three-story Spanish Colonial stucco buildings totaling 29,088 square feet. Of the 29,088 square feet, 14,400 square feet of the space is occupied by Worth Avenue tenants, Gucci and Halpern, 4,173 square feet exists in the Via's (internal courtyards), 5,465 square feet comprises second and third floor office space and 5,200 square feet is currently being used for an apartment. Constructed in 1930, the property's buildings have been well maintained with renovations of the tenant spaces taking place primarily during tenant changeover and upgrades. All of the buildings are of good repair and have an estimated remaining useful life of 50 years. The building fronting Worth Avenue is occupied by retailers Gucci and St. John Knits on the first floor, with offices for each of the retailers located on the second and third floors. Other office tenants occupy the second and the third floors as well. The second building at the subject is located on a courtyard directly behind the Worth Avenue frontage. The first floor space on the courtyard houses five more retail tenants. Office space is located on the second and third floors with tenants including Margaritaville Holdings, Jimmy Buffet's personal office.

          Both properties are located in a unique, 100% occupied, retail district, comprising three blocks, which caters to the residents and visitors of Palm Beach, and offers exclusive retailers including Saks Fifth Avenue, Gucci, Tiffany's, Ralph Lauren, Cartier, Hermes, Bally, Valentino, and Chanel. Within this district lies Worth Avenue, an area of fine boutiques with a number of tasteful eateries, clothiers, jewelers and galleries. The Worth Avenue "submarket" has remained fully occupied for many years and is expected to remain occupied going forward due to significant barriers to entry and demand for any available space. Worth Avenue has an international reputation as one of the top six retail avenues along with Fifth Avenue, Rodeo Dr., Michigan Avenue, Union Square (San Francisco) and NewBurry Street (Boston). New competition in the market is hindered due to the complete build-out of the three block corridor that makes up Worth Avenue. Worth Avenue is bordered by water to the east and west, by the Everglades Golf Course to the south and by an upscale residential development to the north.

     - Property Management. Both properties are managed by an affiliate of Love Realty of the Palm Beaches, Inc. an entity that is affiliated to the borrowing entity through common ownership. Love Management Corporation manages approximately 250,000 square feet of retail space in 25 properties located in Palm Beach, Florida and on Fifth Avenue in New York. Within the Palm Beach submarket, Love Management Corporation and its affiliates manage approximately 100,000 square feet of retail space in 7 properties.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

     SIGNIFICANT MORTGAGE LOANS

         THE 224-246 WORTH AVENUE LOAN AND THE 256 WORTH AVENUE LOAN

         -  OPERATING HISTORY - 224-246 WORTH AVENUE.

                                                     1998             1999         ORIGINATOR'S
                                                    ACTUAL           ACTUAL        UNDERWRITTEN
                                                  ----------       ----------      ------------
              EGI ..........................      $2,651,971       $3,589,261       $2,721,902
              Expenses .....................      $  609,609       $1,066,345       $  625,403
                                                  ----------       ----------       ----------
              NOI ..........................      $2,042,362       $2,522,916       $2,096,499
              Cash Flow ....................      $2,029,214       $2,513,974       $2,024,142
                                                  ----------       ----------       ----------

              Occupancy ....................           100.0%           100.0%            94.5%
              DSCR based on NOI ............            1.31x            1.62x            1.34x
              DSCR based on Cash Flow ......            1.30x            1.61x            1.30x

         -  OPERATING HISTORY - 256 WORTH AVENUE.

                                                     1998             1999         ORIGINATOR'S
                                                    ACTUAL           ACTUAL        UNDERWRITTEN
                                                  ----------       ----------      ------------
              EGI ..........................      $1,842,528       $2,162,504       $1,812,888
              Expenses .....................      $  449,076       $  635,912       $  470,211
                                                  ----------       ----------       ----------
              NOI ..........................      $1,393,452       $1,526,593       $1,342,677
              Cash Flow ....................      $1,366,730       $1,523,979       $1,314,742
                                                  ----------       ----------       ----------

              Occupancy ....................           100.0%           100.0%            96.4%
              DSCR based on NOI ............           1.32x            1.45x            1.28x
              DSCR based on Cash Flow ......           1.30x            1.45x            1.25x

         -  OPERATING HISTORY - COMBINED LOANS.

                                                     1998             1999         ORIGINATOR'S
                                                    ACTUAL           ACTUAL        UNDERWRITTEN
                                                  ----------       ----------      ------------
              EGI ..........................      $4,494,499       $5,751,766       $4,534,790
              Expenses .....................      $1,058,685       $1,702,257       $1,095,614
                                                  ----------       ----------       ----------
              NOI ..........................      $3,435,814       $4,049,509       $3,439,176
              Cash Flow ....................      $3,395,944       $4,037,954       $3,338,884
                                                  ----------       ----------       ----------

              Occupancy ....................           100.0%           100.0%            95.3%
              DSCR based on NOI ............            1.32x            1.55x            1.32x
              DSCR based on Cash Flow ......            1.30x            1.55x            1.28x


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

THE INNKEEPERS LOAN

- The Loan. The mortgage loan (the "Innkeepers Loan") is secured by a first mortgage lien on eight upper-tier, extended-stay hotels and represents 7.5% of the Initial Pool Balance. The Innkeepers Loan was originated by the Mortgage Loan Seller on September 24, 1999. The Innkeepers Loan has a $58,000,000 outstanding principal balance as of the Cut-Off Date.

     The Innkeepers Loan has a term of 120 months (10 years) and amortizes over 264 months (22 years). The Innkeepers Loan is interest-only for the first three years of the loan term. The loan may not be prepaid before September 1, 2009. The Innkeepers Loan is subject to defeasance with U.S. Treasury obligations beginning the earlier of 25 months from the Trust Formation Date or 49 months from loan funding. On the final two scheduled payment dates, the Innkeepers Loan may be prepaid without penalty. Additional terms and escrows for the Innkeepers Loan are set forth in Annex A.

- The Properties. The collateral for the Innkeepers Loan consists of eight upper-tier extended-stay hotels. The hotels operate under two of the top national franchises in the United States and are located in Washington, Oregon, California and Texas. The hotels have 1,005 rooms and are operated by two operating lessees under two separate lease agreements (collectively, the "Lease Agreements").

                                                                     Number of                      Yr. Built/
                                                                       Rooms         Occupancy      Renovated
                                                                     ---------       ---------      ----------
              Residence Inn - Bellevue, WA ................             120            83.7%         1984/97
              Residence Inn - Vancouver, WA ...............             120            86.7%         1987/99
              Residence Inn - Seattle, WA .................             144            91.1%         1985/98
              Residence Inn - Lynnwood, WA ................             120            85.5%         1987/98
              Residence Inn - Lake Oswego, OR .............             112            74.0%         1985/98
              Summerfield Suites - Belmont, CA ............             132            81.8%            1995
              Summerfield Suites - West Hollywood, CA .....             109            80.7%         1973/93
              Summerfield Suites - Irving, TX .............             148            77.8%            1996

- Lease Agreements. The five Residence Inns are operated by Innkeepers Hospitality VII, Inc., an affiliate of the borrower. The three Summerfield Suite are operated by Summerfield KPA Lessee, L.P., an affiliate of Wyndham International, Inc. Both lessees are newly-formed, bankruptcy-remote, single-purpose entities. Each operating lease is subordinate to the Innkeepers Loan and can be terminated for nonperformance without penalty. Leases provide for a base rent, increased annually by the consumer price index, with percentage rent after certain revenue targets are achieved. The landlord is obligated to pay real estate taxes, insurance (Residence Inns only), and 4% of revenues for capital expenditures. The Summerfield Suites lease obligation is secured by a pledge of $5 million of a letter of credit provided by Chase Manhattan Bank.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

THE INNKEEPERS LOAN

- Debt Service Coverage/Loan to Value. The DSCR is predicated on several levels of cash flow and is structured to address the cash flow of the underlying property operations and the contractual payments under the lease agreements. The DSCR is calculated based on full principal and interest payments beginning in year four of the loan term. The underwritten DSCR is 2.49x on property operations and 2.41x on lease payments. The loan-to-value ratio is 44.2% as of the Cut-Off Date.

- Cash Management Account. A cash management account was established at closing and all revenue payable to the borrower from the lessees is deposited directly into the account. Principal, interest and all escrows due under the loan are paid from the cash management account. One month of debt service and all reserve deposits are required to remain in the account at all times. In the event that the DSCR based aggregate operations ever falls below 1.75x, the borrower will deposit funds sufficient to pay three months of debt service into the cash management account.

- Substitution of Collateral. Substitution of collateral will be allowed, but total substitution over the loan term will be limited to no more than 25% of the original principal amount of each loan. Further, after giving effect to the substitution, the debt service coverage ratios (on operations and lease payments) for the applicable loan (s) will be at least equal to the greater of (1) the debt service coverage ratios at closing; or (2) the debt service coverage ratios immediately prior to such substitution. Moreover, substitution of collateral is subject, among other things, to (a) written confirmation from each Rating Agency that such substitution will not result in a withdrawal, downgrade or qualification of the rating of any certificate and (b) documentation subject to review and approval of lender counsel.

- Sponsorship. Innkeepers USA Trust ("Innkeepers") is a self-administered and self-managed REIT that specializes in the ownership of upscale, extended stay hotels. As of December 31, 1998, Innkeepers owns 63 hotels in 23 states with an aggregate of 7,639 rooms through its interests in Innkeepers USA Limited Partnership. Residence Inn, the dominant brand in the extended-stay segment, represents the majority of Innkeepers' portfolio. All of the company's hotels are managed under operating leases. A majority of the hotels are leased to an affiliate, Innkeepers Hospitality, Inc.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

THE INNKEEPERS LOAN

-  OPERATING HISTORY.

                                                      1998            1999          ORIGINATOR'S
                                                     ACTUAL          ACTUAL         UNDERWRITTEN
                                                  -----------      -----------      ------------
              EGI ..........................      $35,494,380      $35,735,579      $33,634,257
              Expenses .....................      $17,829,853      $17,494,846      $18,879,459
                                                  -----------      -----------      -----------
              NOI ..........................      $17,664,527      $18,240,733      $14,754,798
              Cash Flow ....................      $17,496,542      $16,819,745      $13,073,085
                                                  -----------      -----------      -----------
               Occupancy ....................            81.9%            84.4%            77.2%
              DSCR based on NOI ............             3.37x            3.48x            2.81x
              DSCR based on Cash Flow ......             3.34x            3.21x            2.49x


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

THE FIEGA LOANS

- The Loans. The Mortgage Loans secured by the Tiburon Apartments, Farmstead Apartments and Cimarron Apartments (collectively, the "Fiega Loans") represent 2.1%, 1.4% and 0.8% of the Initial Pool Balance, respectively. Each loan is cross-collateralized and cross-defaulted with the others and each is held in a single asset entity with common borrower principals. The Fiega Loans are secured by a first deed of trust on three separate apartment buildings all located in Mesa, Arizona representing in the aggregate approximately 4.4% of the Initial Pool Balance. Originated on October 20, 1999, the Fiega Loans had an aggregate principal balance as of the Cut-off Date of $33,700,222. Counsel to each borrower under the Fiega Loans has provided both a non-consolidated option and an option that each borrower is a bankruptcy remote, special purpose entity.

     The Fiega Loans have a remaining term of 111 months and mature on November 1, 2009. The Fiega Loans may not be prepaid before September 1, 2009. However, the Fiega Loans are subject to defeasance with United States Treasury obligations beginning two years from the Trust Formation Date. (The Fiega Loans may be prepaid without the payment of a prepayment penalty on the final three (3) scheduled payment dates.) The Fiega Loans are all ten-year loans on 30 year amortizations. Additional terms and escrows for the Fiega Loans are set forth in Annex A.

- The Properties. All three properties under the Fiega Loans are located within a three mile radius in Mesa, Arizona.

     Tiburon Apartments is a 582 unit, garden-style apartment complex. The property was constructed in 1987 and consists of 28 buildings including a two-story clubhouse building containing the leasing and administrative offices, fitness center, social room with kitchen, two racquetball courts and laundry facilities. Common area amenities, include a swimming pool, lap pool, spa, two tennis courts, two volleyball courts, one basketball court, barbecues, landscaped courtyards and a paved jogging path through the community.

     Farmstead Apartments is a 348 unit, garden-style apartment complex constructed in 1985. The complex consists of 16 buildings including a two-story clubhouse building containing the leasing and administrative offices, fitness center, social room with kitchen, one racquetball court and laundry facilities. Common area amenities include a swimming pool, spa, two tennis courts, two volleyball courts, barbecues, and landscaped courtyards throughout the community.

     Cimaron Apartments is a 210 unit, garden-style apartment complex. Constructed in 1985, the complex consists of 11 buildings, including the two-story clubhouse building containing the leasing and administrative offices, fitness center, social room with kitchen, two racquetball courts, and laundry facilities. Common area amenities include a swimming pool, spa, tennis court, barbecues, and landscaped courtyards.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

THE FIEGA LOANS

- CROSSED STRUCTURE. Tiburon Apartments, Farmstead Apartment and Cimarron Apartments are all cross-collateralized and cross-defaulted with related borrower principals. The loans have a combined LTV and underwritten DSC of 79% and 1.20x, respectively. In the event that any of the Fiega Loans are paid-in-full or assumed, the lender may, under certain circumstances, release the cross-collateralization and cross-default provisions upon the related borrower's payment of an amount equal to 25% of the remaining outstanding principal balance of any of the loans, immediately preceding the full repayment or on the date of assumption of the related loan. The 25% payment will be applied, without premium or penalty, on a pro-rata basis against the then remaining outstanding principal balances of the remaining loans.

- PROPERTY MANAGEMENT. The properties relating to the Fiega Loans are managed by Bernard/Finney Management Services, Inc. They have been in business for over twenty-five years and, in total, manage 55 properties with 14,126 units and in the submarket, 8 properties with 2,278 units.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SIGNIFICANT MORTGAGE LOANS

         THE FIEGA LOANS

         -  TIBURON OPERATING HISTORY:

                                                               1998               1999           ORIGINATOR'S
                                                              ACTUAL             ACTUAL          UNDERWRITTEN
                                                            ----------         ----------        ------------
                       EGI .........................        $3,153,530         $3,179,495         $3,153,174
                       Expenses ....................        $1,248,849         $1,318,303         $1,287,666
                                                            ----------         ----------         ----------
                       NOI .........................        $1,904,681         $1,861,192         $1,865,508
                       Cash Flow ...................        $1,904,681         $1,768,654         $1,740,989
                                                            ----------         ----------         ----------

                       Occupancy ...................              94.0%              95.4%              85.7%
                       DSCR based on NOI ...........              1.31x              1.28x              1.29x
                       DSCR based on Cash Flow .....              1.31x              1.22x              1.20x

         -  FARMSTEAD OPERATING HISTORY:

                                                               1998               1999           ORIGINATOR'S
                                                              ACTUAL             ACTUAL          UNDERWRITTEN
                                                            ----------         ----------        ------------
                       EGI .........................        $1,980,352         $1,992,080         $2,032,695
                       Expenses ....................        $  735,233         $  765,332         $  772,063
                                                            ----------         ----------         ----------
                       NOI .........................        $1,245,119         $1,226,747         $1,260,632
                       Cash Flow ...................        $1,187,699         $1,161,599         $1,186,682
                                                            ----------         ----------         ----------

                       Occupancy ...................              94.0%              93.7%              92.0%
                       DSCR based on NOI ...........              1.27x              1.25x              1.28x
                       DSCR based on Cash Flow .....              1.21x              1.18x              1.21x

         -  CIMARRON OPERATING HISTORY:

                                                               1998               1999           ORIGINATOR'S
                                                              ACTUAL             ACTUAL          UNDERWRITTEN
                                                            ----------         ----------        ------------
                       EGI .........................        $1,212,780         $1,195,076         $1,215,817
                       Expenses ....................        $  514,868         $  518,209         $  522,151
                                                            ----------         ----------         ----------
                       NOI .........................        $  697,912         $  676,868         $  693,666
                       Cash Flow ...................        $  697,912         $  641,168         $  648,736
                                                            ----------         ----------         ----------

                       Occupancy ...................              93.4%              95.7%              90.8%
                       DSCR based on NOI ...........              1.29x              1.25x              1.28x
                       DSCR based on Cash Flow .....              1.29x              1.19x              1.20x


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A hereto. Certain capitalized terms that appear herein are defined in Annex A. See Annex B hereto for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts, as well as certain other information with respect to Multifamily Mortgaged Properties.

- DELINQUENCIES. As of the Cut-off Date, no Mortgage Loan will have been 30 days or more delinquent in respect of any Monthly payment during the past 12 months. All of the Mortgage Loans were originated during the 77 months prior to the Cut-off Date.

- TENANT MATTERS. Sixty-seven of the retail, office, special purpose and industrial Mortgaged Properties, which represent security for 41.7% of the Initial Pool Balance, are leased in large part to one or more Major Tenants. The three concentrations of Major Tenants with respect to more than one property (groups of Mortgage Loans where the same company is a Major Tenant of each Mortgage Loan in the group) represent 1.8%, 2.9% and 4.8% of the Initial Pool Balance. In addition, there are several cases in which a particular entity is a tenant at multiple Mortgaged Properties, and although it may not be a Major Tenant at any such property, it may be significant to the success of such properties. "Major Tenants" means any tenant at a Commercial Mortgage Property that rents at least 20% of the Leasable Square Footage (as defined in Annex
         A) at such property.

         Certain of the Multifamily Mortgaged Properties have material concentrations of student tenants.

- GROUND LEASES. Seven Mortgage Loans, which represent 7.9% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. In each case, either (1) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans - Foreclosure
         - Leasehold Considerations" in the accompanying prospectus.

-        SUBORDINATE FINANCING

         CONDUIT MORTGAGE LOANS. We are aware that 4 of the mortgaged properties relating to the Conduit Mortgage Loans, representing 3.5% of the Initial Pool Balance, were encumbered by subordinate debt as of the Cut-off Date. The Conduit Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

ADDITIONAL MORTGAGE LOAN INFORMATION

         PORTFOLIO MORTGAGE LOANS. We are aware that 4 of the mortgaged properties relating to the Portfolio Mortgage Loans, representing security for 1.3% of the Initial Pool Balance, are presently encumbered by subordinate debt. However, several of the Portfolio Mortgage Loans do not prohibit the related mortgagor from incurring such subordinate debt in the future

         GENERALLY. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. Regardless of whether the terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. See "Certain Legal Aspects of Mortgage Loans - Subordinate Financing" in the accompanying prospectus.

- HEALTH CARE PROPERTIES. Six Mortgage Loans, which represent 5.8% of the Initial Pool Balance, are secured by liens on health care properties. Health care facilities typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and there are currently under consideration various proposals for national health care relief that could further limit these payments. In addition, providers of long-term nursing care and other medical services are highly regulated by federal, state and local law and are subject to, among other things, federal and state licensing requirements, facility inspections, rate setting, reimbursement policies, and laws relating to the adequacy of medical care, distribution of pharmaceuticals, equipment, personnel, operating policies and maintenance of and additions to facilities and services, any or all of which factors can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

ADDITIONAL MORTGAGE LOAN INFORMATION

- EDWARDS MEGAPLEX (LOAN #51828). The Depositor is aware from published reports that Edwards Theatres Circuit Inc. ("Edwards"), the tenant with respect to the movie theater (the "Movie Theater") constituting the Mortgaged Property securing one of the Conduit Mortgage Loans, representing 2.8% of the Initial Pool Balance (the "Movie Theater Loan"), has filed for bankruptcy protection. Although no payment default has occurred under the Movie Theater Loan as of the Cut-off Date, the Depositor can make no assurance regarding the tenant's future plans or financial condition.

         The Movie Theater was built in 1998 using a megaplex format with 21 screens, an IMAX theater, stadium seating, and surround and digital sound technology. It is located near a busy intersection on an outparcel in the Ontario Mills Mall. According to information provided by Edwards, the Movie Theater is the third highest grossing theater in the Edwards chain. As of the Cut-off Date, the loan amount represents approximately 78.4% loan-to-cost, and there is approximately $6.02 million cash equity. Based on the appraised value (completed 9/14/99) of $29,250,000, the Cutoff Date Balance represents a 74.9% Loan to Value and market equity of approximately $7.354 million. The Borrower under the Movie Theater Loan is a joint venture between Starwood Capital (Starwood Opportunity Fund V) and Wasserman, Inc. Principals in the Borrower have been developing, rehabilitating, purchasing and maintaining a portfolio of commercial real estate for approximately 35 years.

         Subject to the limitations noted below, Bank of America has agreed to indemnify the Trust for the benefit of the holders of the Offered Certificates, per their respective entitlements, if any (as determined as described under "Description of the Certificates - Distributions - Distributions of Prepayment Premiums" in the prospectus supplement), for any Prepayment Premiums due, but not received, in the event of a payment default relating to Edwards under the Movie Theater Loan, and for the amount of the ultimate loss to any Offered Certificateholder, if any, realized on the Movie Theater Loan following any liquidation of such Mortgagee Loan that results from such a default (regardless when such loss is realized by such Offered Certificateholder). Bank of America's indemnification obligation is subject to certain limitations. Amounts paid by Bank of America pursuant to such indemnification obligation will be applied first in respect of Prepayment Premiums and second to principal. The indemnification obligation will expire upon the earlier to occur of (i) the date that is three years after the date the property securing the Movie Theater Loan is no longer included in the bankruptcy estate of Edwards and (ii) the date the Movie Theater is leased to a tenant having a rating of "B" or better or the equivalent from any nationally recognized rating agency. In addition, and in all events, the total amount of the indemnification is limited to 10% of the aggregate then outstanding principal balance of the Movie Theater Loan.


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

SUBORDINATION PERCENTAGES

The following tables set forth subordination percentages given an assumed prepayment speed. We cannot assure you that the Mortgage Loans will exhibit similar prepayment characteristics, nor can we make any other representation regarding what the actual performance of Mortgage Loans will be. All percentages are based on the beginning principal balances of the related Distribution Date.

                   -------------------------------------------------------------------------
                   PREPAYMENT (CPR)           SCENARIO 1  SCENARIO 2  SCENARIO 3  SCENARIO 4
                   -------------------------------------------------------------------------
                   GROUP A
                   During YM                    0.00%       0.00%       0.00%       0.00%
                   During Open/Fixed Penalty    0.00%       0.00%       0.00%       0.00%
                   Group B
                   During YM                    0.00%       3.00%       6.00%       9.00%
                   During Open/Fixed Penalty    0.00%       3.00%       6.00%       9.00%
                   --------------------------------------------------------------------------

                   ------------------------------------------------------------------------
                   SCENARIO 1                                        PERIOD
                   ------------------------------------------------------------------------
                                                    1           24          60          84
                                                  -----------------------------------------
                   Aaa/AAA                        26.58%      27.96%      30.57%      33.88%
                   Aa2/AA                         21.27%      22.37%      24.46%      27.10%
                   A2/A                           16.71%      17.58%      19.22%      21.30%
                   A3/A-                          15.19%      15.98%      17.47%      19.36%
                   Baa2/BBB                       11.65%      12.25%      13.39%      14.84%

                   ------------------------------------------------------------------------
                   SCENARIO 2                                        PERIOD
                   ------------------------------------------------------------------------
                                                    1           24          60          84
                                                  -----------------------------------------
                   Aaa/AAA                        26.58%      28.18%      30.99%      34.25%
                   Aa2/AA                         21.27%      22.54%      24.79%      27.40%
                   A2/A                           16.71%      17.71%      19.48%      21.53%
                   A3/A-                          15.19%      16.10%      17.71%      19.57%
                   Baa2/BBB                       11.65%      12.34%      13.58%      15.00%

                   ------------------------------------------------------------------------
                   SCENARIO 3                                        PERIOD
                   ------------------------------------------------------------------------
                                                    1           24          60          84
                                                  -----------------------------------------
                   Aaa/AAA                        26.58%      28.39%      31.37%      34.56%
                   Aa2/AA                         21.27%      22.71%      25.09%      27.65%
                   A2/A                           16.71%      17.84%      19.72%      21.72%
                   A3/A-                          15.19%      16.22%      17.92%      19.75%
                   Baa2/BBB                       11.65%      12.44%      13.74%      15.14%

                   ------------------------------------------------------------------------
                   SCENARIO 4                                        PERIOD
                   ------------------------------------------------------------------------
                                                    1           24          60          84
                                                  -----------------------------------------
                   Aaa/AAA                        26.58%      28.59%      31.71%      34.82%
                   Aa2/AA                         21.27%      22.88%      25.36%      27.86%
                   A2/A                           16.71%      17.97%      19.93%      21.89%
                   A3/A-                          15.19%      16.34%      18.12%      19.90%
                   Baa2/BBB                       11.65%      12.53%      13.89%      15.25%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

PREPAYMENT PREMIUM ALLOCATION

      All Prepayment Premiums are distributed to Certificate holders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated among the Class A through F, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of total principal distribution to Certificate holders to which such class is entitled. Any excess amounts will be distributed to the Class X Certificates.

      The Discount Rate Fraction for Classes A through F is defined as:

              (Coupon on Class - Reinvestment Yield)
      -------------------------------------------------------------
         (Gross Mortgage Loan Rate - Reinvestment Yield)

      The reinvestment yield may be adjusted to reflect a constant spread, see "Certain Characteristics Of The Mortgage Loans" in the Prospectus Supplement.

      Prepayment Premium Allocation Example:

      A yield maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases. The following example reflects that method, for additional types of yield maintenance see "Certain Characteristics Of The Mortgage Loans" in the Prospectus Supplement.

      General Prepayment Premium Allocation Example:

      Assuming the structure represented in this term sheet and the following assumptions:

        MORTGAGE LOAN CHARACTERISTICS OF LOAN BEING
        PREPAID:
        -----------------------------------------------------------------------

        Beginning Balance                                        $2,084,374.55
        Balance at Prepayment                                    $2,058,822.74
        Gross Mortgage Rate                                              7.77%
        Remaining Term (months)                                             87
        Remaining Amortization Term (months)                               327
        Lock-out Period (months)                                            15
        Prepayment Received (month)                                         16
        Yield Maintenance Collected                                $175,202.82
        Yield Maintenance Type                      Interest Rate Differential
                                                     (Type 1A - See Prospectus
                                                                   Supplement)

        CERTIFICATE CHARACTERISTICS:
        -----------------------------------------------------------------------

         Prepaid Principal                                        $2,057,296.03
         Class A-1A Initial Pass-Through Rate                            7.238%
         Reinvestment Yield                                              6.017%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANK OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

PREPAYMENT PREMIUM ALLOCATION


                                                     BOND CLASS               CLASS X
  DISCOUNT RATE FRACTION CALCULATION:                ALLOCATION             CERTIFICATES
  -----------------------------------------------------------------------------------------

    (Bond Class Coupon - Reinvestment Yield)    7.238% - 6.017%    1.221%
   -----------------------------------------    --------------- = -------   (100% - 69.652%)
  (Gross Mortgage Rate - Reinvestment Yield)    7.77%  - 6.017%    1.753%

  % of Premium allocated to Classes                      69.652%                    30.348%
  (Discount Rate Fraction)
  $ Premium allocated to Classes                        $122,032.31             $53,170.51


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANK OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

PRICE/YIELD TABLES

         The tables set forth hereafter show the corporate bond equivalent yield, modified duration weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 99-16 means 99(16/32)) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class, or in the case of the Class X Certificates a "Notional Amount" equal to the Certificate Balances of the Sequential Pay Certificates.

         The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of September 27, 2000 to equal the assumed purchase prices, plus accrued interest at the applicable pass- through rate from and including September 1, 2000 to, but excluding the Settlement Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus supplement dated August 2000 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown in bold face above such modified duration number in the middle pricing assumption row (i.e. the 9th number from the top of the column containing such modified duration number).

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANK OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                      Banc of America Commercial Mortgage 00-1       Initial Balance:                  153,230,577
Settlement Date:                        09/27/2000                               Initial Pass-Through Rate:             7.2380%
Accrual Start Date:                     09/01/2000
First Pay Date:                         10/15/2000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                          Scenario 1     Scenario 2      Scenario 3      Scenario 4       Scenario 5      Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                                    0.00%          0.00%           0.00%           0.00%            0.00%           0.00%
During Open/Fixed Penalty                    0.00%          0.00%           0.00%           0.00%            0.00%           0.00%
Group B
During YM                                    0.00%          3.00%           4.50%           6.00%            7.50%           9.00%
During Open/Fixed Penalty                    0.00%          3.00%           4.50%           6.00%            7.50%           9.00%

------------------------------------------------------------------------------------------------------------------------------------
                                          Scenario 1     Scenario 2      Scenario 3      Scenario 4       Scenario 5      Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
            99-0.0                              7.52           7.52            7.52            7.52             7.52            7.52
            99-4.0                              7.49           7.49            7.49            7.49             7.49            7.49
            99-8.0                              7.46           7.46            7.46            7.46             7.46            7.46
           99-12.0                              7.43           7.43            7.43            7.43             7.43            7.43
           99-16.0                              7.40           7.40            7.40            7.40             7.40            7.40
           99-20.0                              7.37           7.37            7.37            7.37             7.37            7.37
           99-24.0                              7.34           7.34            7.34            7.34             7.34            7.34
           99-28.0                              7.31           7.31            7.31            7.31             7.31            7.31
           100-0.0                              7.28           7.28            7.28            7.28             7.28            7.28
           100-4.0                              7.25           7.25            7.25            7.25             7.25            7.25
           100-8.0                              7.22           7.22            7.22            7.22             7.22            7.22
          100-12.0                              7.19           7.19            7.19            7.19             7.19            7.19
          100-16.0                              7.16           7.16            7.16            7.16             7.16            7.16
          100-20.0                              7.13           7.13            7.13            7.13             7.13            7.13
          100-24.0                              7.11           7.11            7.11            7.11             7.11            7.11
          100-28.0                              7.08           7.08            7.08            7.08             7.08            7.08
           101-0.0                              7.05           7.05            7.05            7.05             7.05            7.05
WAL (Yrs)                                       5.50           5.50            5.50            5.50             5.50            5.50
Mod Dur                                         4.22           4.22            4.22            4.22             4.22            4.22
First Prin Date                           10/15/2000     10/15/2000      10/15/2000      10/15/2000       10/15/2000      10/15/2000
Final Prin Date                           11/15/2008     11/15/2008      11/15/2008      11/15/2008       11/15/2008      11/15/2008
Prin Window                                       98             98              98              98               98              98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                               ASSUMPTIONS                          MONEY MARKET CURVE AS OF 08/22/00  TREASURY CURVE AS OF 08/22/00
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                      TERM (YRS)       YIELD (BEY%)    TERM (YRS)       YIELD (BEY%)
                                                                    ----------------------------------------------------------------
Initial Balance is as of September 1st, 2000                              1/12             5.44             1/4             6.27
Prepay Rates are a Constant % of CPR                                      1/4              5.84             1/2             6.35
100% of All Prepayment Premiums are assumed to be collected               1/2              6.09           1                 6.17
Prepayment Premiums are allocated to one or more classes                1                  5.99           2                 6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                         2                  6.08           5                 6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement.     5                  6.08          10                 5.78
No Extensions on any Mortgage Loan                                                                       30                 5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)


                         PRICE/YIELD TABLE - CLASS A-2A

--------------------------------------------------------------------------------------------------------------------------------
Security ID:              Banc of America Commercial Mortgage 00-1           Initial Balance:                 299,000,640
Settlement Date:                 09/27/2000                                  Initial Pass-Through Rate:           7.4400%
Accrual Start Date:              09/01/2000
First Pay Date:                  10/15/2000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1       Scenario 2      Scenario 3      Scenario 4      Scenario 5        Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                          0.00%           0.00%            0.00%            0.00%           0.00%            0.00%
During Open/Fixed Penalty          0.00%           0.00%            0.00%            0.00%           0.00%            0.00%
Group B
During YM                          0.00%           3.00%            4.50%            6.00%           7.50%            9.00%
During Open/Fixed Penalty          0.00%           3.00%            4.50%            6.00%           7.50%            9.00%

--------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1       Scenario 2      Scenario 3      Scenario 4      Scenario 5        Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
             99-16.0                7.59             7.59            7.59            7.59            7.59              7.59
             99-20.0                7.57             7.57            7.57            7.57            7.57              7.57
             99-24.0                7.55             7.55            7.55            7.55            7.55              7.55
             99-28.0                7.53             7.53            7.53            7.53            7.53              7.53
             100-0.0                7.51             7.51            7.51            7.51            7.51              7.51
             100-4.0                7.49             7.49            7.49            7.49            7.49              7.49
             100-8.0                7.47             7.47            7.47            7.47            7.47              7.47
            100-12.0                7.45             7.45            7.45            7.45            7.45              7.45
            100-16.0                7.43             7.43            7.43            7.43            7.43              7.43
            100-20.0                7.41             7.41            7.41            7.41            7.41              7.41
            100-24.0                7.39             7.39            7.39            7.39            7.39              7.39
            100-28.0                7.37             7.37            7.37            7.37            7.37              7.37
             101-0.0                7.35             7.35            7.35            7.35            7.35              7.35
             101-4.0                7.33             7.33            7.33            7.33            7.33              7.33
             101-8.0                7.31             7.31            7.31            7.31            7.31              7.31
            101-12.0                7.29             7.29            7.29            7.29            7.29              7.29
            101-16.0                7.27             7.27            7.27            7.27            7.27              7.27
WAL (Yrs)                           8.79             8.79            8.79            8.79            8.79              8.79
Mod Dur                             6.24             6.24            6.24            6.24            6.24              6.24
First Prin Date               11/15/2008       11/15/2008      11/15/2008      11/15/2008      11/15/2008        11/15/2008
Final Prin Date               10/15/2009       10/15/2009      10/15/2009      10/15/2009      10/15/2009        10/15/2009
Prin Window                           12               12              12              12              12                12


-----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                          MONEY MARKET CURVE AS OF 08/22/00  TREASURY CURVE AS OF 08/22/00
-----------------------------------------------------------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised                                       TERM (YRS)     YIELD (BEY%)    TERM (YRS)     YIELD (BEY%)
                                                                    ---------------------------------------------------------------
Initial Balance is as of September 1st, 2000                               1/12            5.44             1/4          6.27
Prepay Rates are a Constant % of CPR                                       1/4             5.84             1/2          6.35
100% of All Prepayment Premiums are assumed to be collected                1/2             6.09           1              6.17
Prepayment Premiums are allocated to one or more classes                 1                 5.99           2              6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                          2                 6.08           5              6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement.      5                 6.08          10              5.78
No Extensions on any Mortgage Loan                                                                       30              5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-1B


-----------------------------------------------------------------------------------------------------------------------------
Security ID:               Banc of America Commercial Mortgage 00-1        Initial Balance:                55,591,451
Settlement Date:                09/27/2000                                 Initial Pass-Through Rate:         6.9510%
Accrual Start Date:             09/01/2000
First Pay Date:                 10/15/2000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1      Scenario 2      Scenario 3      Scenario 4         Scenario 5     Scenario 6
-----------------------------------------------------------------------------------------------------------------------------
Group A
During YM                             0.00%          0.00%           0.00%           0.00%              0.00%         0.00%
During Open/Fixed Penalty             0.00%          0.00%           0.00%           0.00%              0.00%         0.00%
Group B
During YM                             0.00%          3.00%           4.50%           6.00%              7.50%         9.00%
During Open/Fixed Penalty             0.00%          3.00%           4.50%           6.00%              7.50%         9.00%

-----------------------------------------------------------------------------------------------------------------------------
                                Scenario 1      Scenario 2      Scenario 3      Scenario 4         Scenario 5     Scenario 6
-----------------------------------------------------------------------------------------------------------------------------
             99-16.0                  7.14            7.34            7.45            7.56               7.68           7.82
             99-18.0                  7.12            7.31            7.42            7.53               7.64           7.78
             99-20.0                  7.09            7.28            7.38            7.49               7.61           7.74
             99-22.0                  7.07            7.25            7.35            7.46               7.57           7.70
             99-24.0                  7.04            7.22            7.32            7.42               7.53           7.66
             99-26.0                  7.02            7.19            7.28            7.39               7.49           7.62
             99-28.0                  6.99            7.16            7.25            7.35               7.45           7.58
             99-30.0                  6.97            7.13            7.22            7.32               7.42           7.54
             100-0.0                  6.94            7.10            7.19            7.28               7.38           7.49
             100-2.0                  6.92            7.07            7.15            7.25               7.34           7.45
             100-4.0                  6.89            7.04            7.12            7.21               7.30           7.41
             100-6.0                  6.87            7.01            7.09            7.17               7.26           7.37
             100-8.0                  6.84            6.98            7.06            7.14               7.23           7.33
            100-10.0                  6.82            6.95            7.02            7.10               7.19           7.29
            100-12.0                  6.79            6.92            6.99            7.07               7.15           7.25
            100-14.0                  6.77            6.89            6.96            7.03               7.11           7.21
            100-16.0                  6.74            6.86            6.93            7.00               7.07           7.17
WAL (Yrs)                             2.91            2.38            2.18            2.00               1.85           1.71
Mod Dur                               2.49            2.07            1.91            1.76               1.63           1.52
First Prin Date                 10/15/2000      10/15/2000      10/15/2000      10/15/2000         10/15/2000     10/15/2000
Final Prin Date                 01/15/2006      03/15/2005      10/15/2004      07/15/2004         03/15/2004     03/15/2004
Prin Window                             64              54              49              46                 42             42

------------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                          MONEY MARKET CURVE AS OF 08/22/00  TREASURY CURVE AS OF 08/22/00
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                    TERM (YRS)          YIELD (BEY%)   TERM (YRS)     YIELD (BEY%)
                                                                    ----------------------------------------------------------------
Initial Balance is as of September 1st, 2000                            1/12                5.44            1/4          6.27
Prepay Rates are a Constant % of CPR                                    1/4                 5.84            1/2          6.35
100% of All Prepayment Premiums are assumed to be collected             1/2                 6.09          1              6.17
Prepayment Premiums are allocated to one or more classes              1                     5.99          2              6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                       2                     6.08          5              6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement.   5                     6.08         10              5.78
No Extensions on any Mortgage Loan                                                                       30              5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICAN LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-2B

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:               Banc of America Commercial Mortgage 00-1        Initial Balance:                       38,390,866
Settlement Date:                   09/27/2000                              Initial Pass-Through Rate:                7.3570%
Accrual Start Date:                09/01/2000
First Pay Date:                    10/15/2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                   SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
-----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                             0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty             0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
Group B
During YM                             0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty             0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   SCENARIO 1     SCENARIO 2     SCENARIO 3     SCENARIO 4     SCENARIO 5     SCENARIO 6
-----------------------------------------------------------------------------------------------------------------------------------
             99-0.0                   7.61           7.64           7.66           7.68           7.71           7.73
             99-4.0                   7.59           7.61           7.63           7.65           7.68           7.70
             99-8.0                   7.56           7.58           7.60           7.62           7.65           7.67
             99-12.0                  7.54           7.56           7.58           7.60           7.62           7.64
             99-16.0                  7.51           7.53           7.55           7.57           7.59           7.61
             99-20.0                  7.49           7.50           7.52           7.54           7.56           7.57
             99-24.0                  7.46           7.48           7.49           7.51           7.53           7.54
             99-28.0                  7.44           7.45           7.46           7.48           7.50           7.51
             100-0.0                  7.41           7.42           7.44           7.45           7.47           7.48
             100-4.0                  7.39           7.40           7.41           7.42           7.44           7.45
             100-8.0                  7.36           7.37           7.38           7.39           7.41           7.42
            100-12.0                  7.34           7.35           7.35           7.37           7.38           7.39
            100-16.0                  7.31           7.32           7.33           7.34           7.35           7.36
            100-20.0                  7.29           7.29           7.30           7.31           7.32           7.33
            100-24.0                  7.26           7.27           7.27           7.28           7.29           7.29
            100-28.0                  7.24           7.24           7.25           7.25           7.26           7.26
             101-0.0                  7.21           7.21           7.22           7.22           7.23           7.23
WAL (Yrs)                             6.46           6.03           5.77           5.50           5.21           4.96
Mod Dur                               4.96           4.69           4.52           4.35           4.16           3.98
First Prin Date                 01/15/2006     03/15/2005     10/15/2004     07/15/2004     03/15/2004     03/15/2004
Final Prin Date                 12/15/2007     10/15/2007     10/15/2007     10/15/2007     08/15/2007     05/15/2007
Prin Window                             24             32             37             40             42             39
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                         MONEY MARKET CURVE AS OF 08/22/00  TREASURY CURVE AS OF 08/22/00
-----------------------------------------------------------------------------------------------------------------------------------

1% CLEANUP CALL IS NOT EXERCISED                                    TERM (YRS)        YIELD (BEY%)    TERM (YRS)     YIELD (BEY%)
                                                                   ----------------------------------------------------------------
Initial Balance is as of September 1st, 2000                           1/12              5.44              1/4           6.27
Prepay Rates are a Constant % of CPR                                    1/4              5.84              1/2           6.35
100% of All Prepayment Premiums are assumed to be collected             1/2              6.09             1              6.17
Prepayment Premiums are allocated to one or more classes               1                 5.99             2              6.25
of the offered certificates as described under "Description of the
   Certificates-Distributions                                          2                 6.08             5              6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement     5                 6.08            10              5.78
No Extensions on any Mortgage Loan                                                                       30              5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

                RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF
                        RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                                 [BANK OF AMERICA]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                         PRICE/YIELD TABLE - CLASS A-3B

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:               Banc of America Commercial Mortgage 00-1        Initial Balance:                    19,967,220
Settlement Date:           09/27/2000                                      Initial Pass-Throu                      7.4760%
Accrual Start Date:        09/01/2000
First Pay Date:            10/15/2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                             0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
During Open/Fixed Penalty             0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
Group B
During YM                             0.00%          3.00%          4.50%          6.00%          7.50%          9.00%
During Open/Fixed Penalty             0.00%          3.00%          4.50%          6.00%          7.50%          9.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                    Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5     Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
             99-0.0                   7.72           7.72           7.72           7.72           7.73           7.73
             99-4.0                   7.69           7.70           7.70           7.70           7.70           7.71
             99-8.0                   7.67           7.68           7.68           7.68           7.68           7.69
             99-12.0                  7.65           7.65           7.66           7.66           7.66           7.66
             99-16.0                  7.63           7.63           7.63           7.64           7.64           7.64
             99-20.0                  7.61           7.61           7.61           7.61           7.61           7.62
             99-24.0                  7.59           7.59           7.59           7.59           7.59           7.60
             99-28.0                  7.56           7.57           7.57           7.57           7.57           7.57
             100-0.0                  7.54           7.55           7.55           7.55           7.55           7.55
             100-4.0                  7.52           7.52           7.52           7.52           7.53           7.53
             100-8.0                  7.50           7.50           7.50           7.50           7.50           7.51
            100-12.0                  7.48           7.48           7.48           7.48           7.48           7.48
            100-16.0                  7.46           7.46           7.46           7.46           7.46           7.46
            100-20.0                  7.44           7.44           7.44           7.44           7.44           7.44
            100-24.0                  7.42           7.42           7.41           7.41           7.41           7.42
            100-28.0                  7.39           7.39           7.39           7.39           7.39           7.39
             101-0.0                  7.37           7.37           7.37           7.37           7.37           7.37
WAL (Yrs)                             8.03           7.83           7.74           7.66           7.59           7.49
Mod Dur                               5.82           5.72           5.67           5.62           5.58           5.53
First Prin Date                 12/15/2007     10/15/2007     10/15/2007     10/15/2007     08/15/2007     05/15/2007
Final Prin Date                 10/15/2009     10/15/2009     10/15/2009     10/15/2009     10/15/2009     10/15/2009
Prin Window                             23             25             25             25             27             30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Assumptions                      Money Market Curve as of 08/22/00    Treasury Curve as of 08/22/00
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                Term (Yrs)        Yield (BEY%)      Term (Yrs)       Yield (BEY%)
                                                                -------------------------------------------------------------------
Initial Balance is as of September 1st, 2000                          1/12            5.44             1/4                6.27
Prepay Rates are a Constant % of CPR                                   1/4            5.84             1/2                6.35
100% of All Prepayment Premiums are assumed to be collected            1/2            6.09            1                   6.17
Prepayment Premiums are allocated to one or more classes              1               5.99            2                   6.25
of the offered certificates as described under "Description of the
  Certificates-Distributions-                                         2               6.08            5                   6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement    5               6.08           10                   5.78
No Extensions on any Mortgage Loan                                                                   30                   5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

                Rating Agencies Do Not Address the Likelihood of
                        Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                                 [BANK OF AMERICA]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS B

---------------------------------------------------------------------------------------------------------------------------------
Security ID:                Banc of America Commercial Mortgage 00-1           Initial Balance:                        40,999,766
Settlement Date:                      09/27/2000                               Initial Pass-Through Rate:                 7.5800%
Accrual Start Date:                  09/01/2000
First Pay Date:                      10/15/2000
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                   Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
During Open/Fixed Penalty            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
Group B
During YM                            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
During Open/Fixed Penalty            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
            99-16.0                  7.73             7.73             7.73             7.73             7.73             7.73
            99-20.0                  7.71             7.71             7.71             7.71             7.71             7.71
            99-24.0                  7.69             7.69             7.69             7.69             7.69             7.69
            99-28.0                  7.67             7.67             7.67             7.67             7.67             7.67
            100-0.0                  7.65             7.65             7.65             7.65             7.65             7.65
            100-4.0                  7.63             7.63             7.63             7.63             7.63             7.63
            100-8.0                  7.61             7.61             7.61             7.61             7.61             7.61
           100-12.0                  7.60             7.60             7.60             7.60             7.60             7.60
           100-16.0                  7.58             7.58             7.58             7.58             7.58             7.58
           100-20.0                  7.56             7.56             7.56             7.56             7.56             7.56
           100-24.0                  7.54             7.54             7.54             7.54             7.54             7.54
           100-28.0                  7.52             7.52             7.52             7.52             7.52             7.52
            101-0.0                  7.50             7.50             7.50             7.50             7.50             7.50
            101-4.0                  7.48             7.48             7.48             7.48             7.48             7.48
            101-8.0                  7.46             7.46             7.46             7.46             7.46             7.46
           101-12.0                  7.44             7.44             7.44             7.44             7.44             7.44
           101-16.0                  7.42             7.42             7.42             7.42             7.42             7.42
WAL (Yrs)                            9.05             9.05             9.05             9.05             9.05             9.05
Mod Dur                              6.33             6.33             6.33             6.33             6.33             6.33
First Prin Date                10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009
Final Prin Date                10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009
Prin Window                             1                1                1                1                1                1
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                     MONEY MARKET CURVE AS OF 08/22/00    TREASURY CURVE AS OF 08/22/00
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                   TERM (YRS)    YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
                                                               -------------------------------------------------------------------
Initial Balance is as of September 1st, 2000                          1/12           5.44                   1/4          6.27
Prepay Rates are a Constant % of CPR                                   1/4           5.84                   1/2          6.35
100% of All Prepayment Premiums are assumed to be collected            1/2           6.09                  1             6.17
Prepayment Premiums are allocated to one or more classes              1              5.99                  2             6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                       2              6.08                  5             6.07
Distributions of Prepayment Premiums" in the
Prospectus Supplement.                                                5              6.08                 10             5.78
No Extensions on any Mortgage Loan                                                                        30             5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS C

---------------------------------------------------------------------------------------------------------------------------------
Security ID:                Banc of America Commercial Mortgage 00-1            Initial Balance:                       35,142,657
Settlement Date:                 09/27/2000                                     Initial Pass-Through Rate:                7.6870%
Accrual Start Date:               09/01/2000
First Pay Date:                   10/15/2000
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                   Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
During Open/Fixed Penalty            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
Group B
During YM                            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
During Open/Fixed Penalty            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                              Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------
           99-8.0                   7.88             7.88             7.88             7.88             7.88             7.88
           99-12.0                  7.86             7.86             7.86             7.86             7.86             7.86
           99-16.0                  7.84             7.84             7.84             7.84             7.84             7.84
           99-20.0                  7.82             7.82             7.82             7.82             7.82             7.82
           99-24.0                  7.80             7.80             7.80             7.80             7.80             7.80
           99-28.0                  7.78             7.78             7.78             7.78             7.78             7.78
           100-0.0                  7.76             7.76             7.76             7.76             7.76             7.76
           100-4.0                  7.74             7.74             7.74             7.74             7.74             7.74
           100-8.0                  7.72             7.72             7.72             7.72             7.72             7.72
           100-12.0                 7.70             7.70             7.70             7.70             7.70             7.70
           100-16.0                 7.69             7.69             7.69             7.69             7.69             7.69
           100-20.0                 7.67             7.67             7.67             7.67             7.67             7.67
           100-24.0                 7.65             7.65             7.65             7.65             7.65             7.65
           100-28.0                 7.63             7.63             7.63             7.63             7.63             7.63
           101-0.0                  7.61             7.61             7.61             7.61             7.61             7.61
           101-4.0                  7.59             7.59             7.59             7.59             7.59             7.59
           101-8.0                  7.57             7.57             7.57             7.57             7.57             7.57
WAL (Yrs)                           9.07             9.07             9.07             9.07             9.07             9.07
Mod Dur                             6.31             6.31             6.31             6.31             6.30             6.30
First Prin Date               10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009       10/15/2009
Final Prin Date               11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009
Prin Window                            2                2                2                2                2                2
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                     MONEY MARKET CURVE AS OF 08/22/00    TREASURY CURVE AS OF 08/22/00
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                   TERM (YRS)    YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
                                                               -------------------------------------------------------------------
Initial Balance is as of September 1st, 2000                            1/12          5.44                   1/4         6.27
Prepay Rates are a Constant % of CPR                                     1/4          5.84                   1/2         6.35
100% of All Prepayment Premiums are assumed to be collected              1/2          6.09                  1            6.17
Prepayment Premiums are allocated to one or more classes                1             5.99                  2            6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                         2             6.08                  5            6.07
Distributions of Prepayment Premiums" in the
Prospectus Supplement.                                                  5             6.08                 10            5.78
No Extensions on any Mortgage Loan                                                                         30            5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                           PRICE/YIELD TABLE - CLASS D

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:               Banc of America Commercial Mortgage 00-1        Initial Balance:                          11,714,219
Settlement Date:                     09/27/2000                            Initial Pass-Through Rate:                    7.6688%
Accrual Start Date:                  09/01/2000
First Pay Date:                      10/15/2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                    Scenario 1      Scenario 2       Scenario 3       Scenario 4       Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                              0.00%          0.00%            0.00%             0.00%            0.00%           0.00%
During Open/Fixed Penalty              0.00%          0.00%            0.00%             0.00%            0.00%           0.00%
Group B
During YM                              0.00%          3.00%            4.50%             6.00%            7.50%           9.00%
During Open/Fixed Penalty              0.00%          3.00%            4.50%             6.00%            7.50%           9.00%

-----------------------------------------------------------------------------------------------------------------------------------
                                    Scenario 1      Scenario 2       Scenario 3       Scenario 4       Scenario 5      Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
              99-0.0                      7.99            7.99             7.99             7.99             7.99            7.99
              99-4.0                      7.97            7.97             7.97             7.97             7.97            7.97
              99-8.0                      7.95            7.95             7.95             7.95             7.95            7.95
             99-12.0                      7.93            7.93             7.93             7.93             7.93            7.93
             99-16.0                      7.91            7.91             7.91             7.91             7.91            7.91
             99-20.0                      7.89            7.89             7.89             7.89             7.89            7.89
             99-24.0                      7.87            7.87             7.87             7.87             7.87            7.87
             99-28.0                      7.85            7.85             7.85             7.85             7.85            7.85
             100-0.0                      7.83            7.83             7.83             7.83             7.83            7.83
             100-4.0                      7.81            7.81             7.81             7.81             7.81            7.81
             100-8.0                      7.79            7.79             7.79             7.79             7.79            7.79
            100-12.0                      7.78            7.77             7.77             7.77             7.77            7.77
            100-16.0                      7.76            7.75             7.75             7.75             7.75            7.75
            100-20.0                      7.74            7.73             7.73             7.73             7.73            7.73
            100-24.0                      7.72            7.71             7.71             7.71             7.71            7.71
            100-28.0                      7.70            7.70             7.69             7.69             7.69            7.69
             101-0.0                      7.68            7.68             7.68             7.67             7.67            7.67
WAL (Yrs)                                 9.13            9.13             9.13             9.13             9.13            9.13
Mod Dur                                   6.31            6.32             6.32             6.32             6.32            6.32
First Prin Date                     11/15/2009      11/15/2009       11/15/2009       11/15/2009       11/15/2009      11/15/2009
Final Prin Date                     11/15/2009      11/15/2009       11/15/2009       11/15/2009       11/15/2009      11/15/2009
Prin Window                                  1               1                1                1               1                1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                         MONEY MARKET CURVE AS OF 08/22/00   TREASURY CURVE AS OF 08/22/00
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                      TERM (YRS)    YIELD (BEY%)         TERM (YRS)   YIELD (BEY%)
                                                                   -----------------------------------------------------------------
Initial Balance is as of September 1st, 2000                             1/12           5.44                  1/4        6.27
Prepay Rates are a Constant % of CPR                                     1/4            5.84                  1/2        6.35
100% of All Prepayment Premiums are assumed to be collected              1/2            6.09                1            6.17
Prepayment Premiums are allocated to one or more classes               1                5.99                2            6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                        2                6.08                5            6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement.    5                6.08               10            5.78
No Extensions on any Mortgage Loan                                                                         30            5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                           PRICE/YIELD TABLE - CLASS E

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:             Banc of America Commercial Mortgage 00-1         Initial Balance:                       27,333,177
Settlement Date:                        09/27/2000                        Initial Pass-Through Rate:                 7.7488%
Accrual Start Date:                     09/01/2000
First Pay Date:                         10/15/2000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1       Scenario 2        Scenario 3       Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                            0.00%           0.00%             0.00%            0.00%           0.00%            0.00%
During Open/Fixed Penalty            0.00%           0.00%             0.00%            0.00%           0.00%            0.00%
Group B
During YM                            0.00%           3.00%             4.50%            6.00%           7.50%            9.00%
During Open/Fixed Penalty            0.00%           3.00%             4.50%            6.00%           7.50%            9.00%

-----------------------------------------------------------------------------------------------------------------------------------
                               Scenario 1       Scenario 2        Scenario 3       Scenario 4      Scenario 5       Scenario 6
-----------------------------------------------------------------------------------------------------------------------------------
             97-10.0                 8.35             8.35              8.35             8.34            8.34             8.34
             97-14.0                 8.33             8.33              8.33             8.32            8.32             8.32
             97-18.0                 8.31             8.31              8.30             8.30            8.30             8.30
             97-22.0                 8.29             8.29              8.28             8.28            8.28             8.28
             97-26.0                 8.27             8.27              8.26             8.26            8.26             8.26
             97-30.0                 8.25             8.24              8.24             8.24            8.24             8.24
              98-2.0                 8.23             8.22              8.22             8.22            8.22             8.22
              98-6.0                 8.21             8.20              8.20             8.20            8.20             8.20
             98-10.0                 8.19             8.18              8.18             8.18            8.18             8.18
             98-14.0                 8.17             8.16              8.16             8.16            8.16             8.16
             98-18.0                 8.15             8.14              8.14             8.14            8.14             8.14
             98-22.0                 8.13             8.12              8.12             8.12            8.12             8.12
             98-26.0                 8.11             8.10              8.10             8.10            8.10             8.10
             98-30.0                 8.09             8.08              8.08             8.08            8.08             8.08
              99-2.0                 8.07             8.06              8.06             8.06            8.06             8.06
              99-6.0                 8.05             8.04              8.04             8.04            8.04             8.04
             99-10.0                 8.03             8.02              8.02             8.02            8.02             8.02
WAL (Yrs)                            9.13             9.13              9.13             9.13            9.13             9.13
Mod Dur                              6.26             6.26              6.26             6.26            6.26             6.26
First Prin Date                11/15/2009       11/15/2009        11/15/2009       11/15/2009      11/15/2009       11/15/2009
Final Prin Date                11/15/2009       11/15/2009        11/15/2009       11/15/2009      11/15/2009       11/15/2009
Prin Window                             1                1                 1                1               1                1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                          MONEY MARKET CURVE AS OF 08/22/00  TREASURY CURVE AS OF 08/22/00
-----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                      TERM (YRS)         YIELD (BEY%)     TERM (YRS)   YIELD (BEY%)
                                                                    ---------------------------------------------------------------

Initial Balance is as of September 1st, 2000                              1/12              5.44               1/4         6.27
Prepay Rates are a Constant % of CPR                                      1/4               5.84               1/2         6.35
100% of All Prepayment Premiums are assumed to be collected               1/2               6.09             1             6.17
Prepayment Premiums are allocated to one or more classes                1                   5.99             2             6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                         2                   6.08             5             6.07
Distributions of Prepayment Premiums" in the Prospectus Supplement.     5                   6.08            10             5.78
No Extensions on any Mortgage Loan                                                                          30             5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                            [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS F

---------------------------------------------------------------------------------------------------------------------------------
Security ID:                Banc of America Commercial Mortgage 00-1           Initial Balance:                       11,714,219
Settlement Date:                   09/27/2000                                  Initial Pass-Through Rate:                 7.7488%
Accrual Start Date:                09/01/2000
First Pay Date:                    10/15/2000
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                   Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
----------------------------------------------------------------------------------------------------------------------------------
Group A
During YM                            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
During Open/Fixed Penalty            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
Group B
During YM                            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
During Open/Fixed Penalty            0.00%            3.00%            4.50%            6.00%            7.50%            9.00%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
95-16.0                                8.65             8.65             8.65             8.65             8.64             8.64
95-20.0                                8.63             8.63             8.63             8.62             8.62             8.62
95-24.0                                8.61             8.61             8.60             8.60             8.60             8.60
95-28.0                                8.59             8.58             8.58             8.58             8.58             8.58
96-0.0                                 8.57             8.56             8.56             8.56             8.56             8.56
96-4.0                                 8.54             8.54             8.54             8.54             8.54             8.54
96-8.0                                 8.52             8.52             8.52             8.52             8.52             8.52
96-12.0                                8.50             8.50             8.50             8.50             8.50             8.50
96-16.0                                8.48             8.48             8.48             8.48             8.48             8.48
96-20.0                                8.46             8.46             8.46             8.46             8.46             8.46
96-24.0                                8.44             8.44             8.44             8.44             8.44             8.44
96-28.0                                8.42             8.42             8.42             8.42             8.42             8.42
97-0.0                                 8.40             8.40             8.40             8.40             8.40             8.39
97-4.0                                 8.38             8.38             8.38             8.38             8.37             8.37
97-8.0                                 8.36             8.36             8.36             8.36             8.35             8.35
97-12.0                                8.34             8.34             8.34             8.33             8.33             8.33
97-16.0                                8.32             8.32             8.32             8.31             8.31             8.31
WAL (Yrs)                              9.13             9.13             9.13             9.13             9.13             9.13
Mod Dur                                6.22             6.22             6.22             6.22             6.22             6.22
First Prin Date                  11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009
Final Prin Date                  11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009       11/15/2009
Prin Window                               1                1                1                1                1                1
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                     MONEY MARKET CURVE AS OF 08/22/00    TREASURY CURVE AS OF 08/22/00
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                   TERM (YRS)    YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
                                                               -------------------------------------------------------------------
Initial Balance is as of September 1st, 2000                         1/12          5.44                   1/4           6.27
Prepay Rates are a Constant % of CPR                                  1/4          5.84                   1/2           6.35
100% of All Prepayment Premiums are assumed to be collected           1/2          6.09                  1              6.17
Prepayment Premiums are allocated to one or more classes             1             5.99                  2              6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                      2             6.08                  5              6.07
Distributions of Prepayment Premiums" in the
Prospectus Supplement.                                               5             6.08                 10              5.78
No Extensions on any Mortgage Loan                                                                      30              5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICA LOGO]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-1
CLASS A-1A, A-2A, A-1B, A-2B, A-3B, B, C, D, E, F AND X CERTIFICATES $693,084,792 (APPROXIMATE)

                          PRICE/YIELD TABLE - CLASS X

---------------------------------------------------------------------------------------------------------------------------------
Security ID:                Banc of America Commercial Mortgage 00-1           Initial Balance:                   771,179,585
Settlement Date:                    09/27/2000                                 Initial Pass-Through Rate:              0.4566%
Accrual Start Date:                 09/01/2000
First Pay Date:                     10/15/2000
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                   Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5
------------------------------------------------------------------------------------------------------------------
Group A
During YM                            0.00%             0.00%            0.00%             0.00%           0.00%
During Open/Fixed Penalty            0.00%            25.00%           50.00%            75.00%         100.00%
Group B
During YM                            6.00%             6.00%            6.00%             6.00%           6.00%
During Open/Fixed Penalty            0.00%            25.00%           50.00%            75.00%         100.00%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 Scenario 1       Scenario 2       Scenario 3        Scenario 4        Scenario 5
-------------------------------------------------------------------------------------------------------------------
2-21.0                                10.94             10.94             10.93             10.91             10.76
2-21.5                                10.77             10.77             10.76             10.75             10.59
2-22.0                                10.61             10.60             10.59             10.58             10.43
2-22.5                                10.44             10.44             10.43             10.41             10.26
2-23.0                                10.28             10.27             10.26             10.25             10.10
2-23.5                                10.12             10.11             10.10             10.09              9.93
2-24.0                                 9.96              9.95              9.94              9.93              9.77
2-24.5                                 9.80              9.79              9.78              9.77              9.61
2-25.0                                 9.64              9.63              9.62              9.61              9.45
2-25.5                                 9.48              9.48              9.47              9.46              9.30
2-26.0                                 9.33              9.32              9.31              9.30              9.14
2-26.5                                 9.18              9.17              9.16              9.15              8.99
2-27.0                                 9.03              9.02              9.01              9.00              8.84
2-27.5                                 8.87              8.87              8.86              8.85              8.69
2-28.0                                 8.73              8.72              8.71              8.70              8.54
2-28.5                                 8.58              8.57              8.56              8.55              8.39
2-29.0                                 8.43              8.42              8.42              8.40              8.24
WAL (Yrs)                              7.68              7.67              7.66              7.65              7.56
Mod Dur                                3.54              3.54              3.54              3.54              3.53
First Prin Date                  10/15/2000        10/15/2000        10/15/2000        10/15/2000        10/15/2000
Final Prin Date                  03/15/2014        03/15/2014        03/15/2014        03/15/2014        12/15/2013
Prin Window                             162               162               162               162               159
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                               ASSUMPTIONS                     MONEY MARKET CURVE AS OF 08/22/00    TREASURY CURVE AS OF 08/22/00
----------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                   TERM (YRS)    YIELD (BEY%)          TERM (YRS)    YIELD (BEY%)
                                                               -------------------------------------------------------------------
Initial Balance is as of September 1st, 2000                          1/12         5.44                 1/4              6.27
Prepay Rates are a Constant % of CPR                                  1/4          5.84                 1/2              6.35
100% of All Prepayment Premiums are assumed to be collected           1/2          6.09                1                 6.17
Prepayment Premiums are allocated to one or more classes             1             5.99                2                 6.25
of the offered certificates as described under
"Description of the Certificates-Distributions-                      2             6.08                5                 6.07
Distributions of Prepayment Premiums" in the
Prospectus Supplement.                                               5             6.08               10                 5.78
No Extensions on any Mortgage Loan                                                                    30                 5.71
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------------------------------------------

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                           [BANK OF AMERICA LOGO]